                                                                   EXHIBIT 2.19H

                           Pages where confidential treatment has been requested
                           are stamped "Confidential Treatment Requested and the
                            Redacted Material has been separately filed with the
                              Commission," and places where information has been
                                           redacted have been marked with (***).

                               FOURTH AMENDMENT
                                      TO
                        RESTATED AND AMENDED CSG MASTER
                    SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT
                                    BETWEEN
                               CSG SYSTEMS, INC.
                                      AND
                       TCI CABLE MANAGEMENT CORPORATION

This Fourth Amendment (the "Amendment") is executed this 31st day of March, 1999, and is made by and between CSG Systems, Inc., a Delaware corporation ("CSG") and TCI Cable Management Corporation ("Customer"). CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement dated August 10, 1997, which has subsequently been amended pursuant to separately executed amendments (collectively, the "Agreement"), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms

CSG and Customer agree as follows:

1. Section 7 of the Agreement shall be modified to include the following as
Section 7(h):

CSG represents and warrants that all components of any systems/products and/or services purchased by Customer to perform the activities authorized or contemplated by the Agreement or by any schedules or exhibits thereto, are designed to be used prior to, during and after the calendar year 2000 A.D., and that the systems/product will operate during each such time period without error or interruption relating to date data, including without limitation, any error or interruption relating to, or the product of, date data which represents or references different centuries or more than one century, or leap year, in any level of any systems/product hardware or software, including, without limitation, microcode, firmware, application programs, user interfaces, files and databases (such representation and warranty being referred to as "Year 2000 Compliant"). If CSG is unable or unwilling to correct the system/product/service within a reasonable period of time after receiving written notice from Customer specifying the nature of the failure, then Customer shall have the right to seek all other available remedies, subject to the limitations contained in this Agreement.

2. Attachment 3 which sets forth the Performance Standards is hereby deleted and replaced with Attachment 3 attached hereto.

3. Section 9(b) of Schedule A is deleted in its entirety and replaced with the following:

      (i) CSG will make available to Customer 3.1 Full Time Equivalent employees ("Technical FTEs") per increment of one million (1,000,000) of Customer's subscribers being processed by the CCS Services, up to a maximum of forty
      (40) Technical FTEs. Pursuant to the terms of this Section 9(b), the Technical FTEs will provide the following services related to the maintenance and development of the CCS Services received by Customer, pursuant to priorities determined by Customer:

      (A) database maintenance programming (i.e., update re-zips, recreating reports, performing statement reruns, cycle changes, file stripes, cycle freezes, code table adds, changes and deletes, refund check reruns, adding

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                           separately filed with the Commission"

      systems/prins/agents, all CSG telecommunication access fee adds, changes or deletes, respools, forms change and UDF Mirrors);
      (B) product enhancement that will most likely be used by other CSG customers in the cable operator industry; and
      (C) product enhancement that is Customer specific.

      The fees for services rendered by the Technical FTEs are set forth in Schedule D. However, Customer (***) for any fees associated with any services described in subsection (A) above that fall within the allotment set forth in Subsection (i) above. Any such services in excess of that allotment shall be billable in accordance with the fees set forth in 1.II.W of Schedule D. Customer shall (***) be responsible for (***) percent (***%) of the product development fees set forth in 1.II.W of Schedule D associated with the rendering of any services that are described in subsection (B) above that fall within the allotment set forth in subsection (i) above. Subject to the terms of the Master Agreement, any such services in excess of that allotment shall be billable in accordance with the fees set forth in 1.II.W of Schedule D. Customer shall be responsible for (***) percent (***%) of the fees set forth in Schedule D associated with the rendering of any services that are described in subsection (C) above. Notwithstanding anything to the contrary, the foregoing relates to fees to be charged to Customer to cover CSG's development costs, not operational costs. If any Statements of Work relating to any services described in this Section 9(b) involve additional operating expenses to CSG, Customer will be responsible for any such costs in accordance with the terms of the Master Agreement and any applicable Statements of Work.

      (ii) CSG's Product Management group and Customer's Subscriber Billing Group shall review all requests for services under this Section 9(b), and if they reasonably determine that any such services constitute enhancements that could be implemented into CSG's CCS Products as part of CSG's regular development activities, CSG will not bill Customer for such services. If this is not the case, however, Customer shall pay for such services in accordance with the preceding paragraph. CSG and Customer agree to form a committee to resolve any disagreements regarding the classification of services hereunder and/or any dispute regarding the classification of services under Subsection (iii) below. If necessary, this committee shall meet monthly (as part of the CSG/TCI Monthly Operations Review).

      (iii) CSG and Customer shall mutually agree upon the category of services requested by Customer prior to the rendering of any services by CSG. Notwithstanding anything contained in this Section 9(b), Customer shall, at no additional cost, be entitled, on an annual basis, to three thousand (3,000) hours of service by the Technical FTEs in connection with services for which CSG and Customer cannot agree upon one of the three categories described in subsection (i) above.

      (iv) Any technical services requested by Customer during any given month in excess of those provided by the Technical FTEs pursuant to the first sentence of subsection (i) above may be provided by CSG at the fees set forth in Schedule D. CSG will provide Customer with a monthly report that describes all activities undertaken by the Technical FTEs during such month.

      (v) CSG and Customer will, on an annual basis, review the procedures set forth in this Section 9(b) to determine whether modifications are necessary to achieve greater efficiency.

      (vi) If Customer requests that any Completion Date set forth in a Statement of Work be made sooner, CSG shall investigate the feasibility of such request and shall inform Customer of its determination. If CSG notifies Customer that performance under the Statement of Work can be expedited, and if there are any additional costs associated with any such modification, CSG shall so notify Customer of the extent of the additional costs and Customer shall be responsible for any such additional costs. If CSG notifies Customer that performance cannot be expedited, CSG shall provide Customer with its business reasons for its determination.

4. The Conversion/Implementation Services for CCS are set forth on Exhibit A-2 attached hereto.

5. Exhibit C-3 which sets forth the installation and support services for the CCS Products (excluding Vantage) currently states that the installation and support services ACSR are to be completed. Exhibit C-3 is hereby amended to include the following installation and support services for ACSR:


                                       2

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

      ACSR Only Installation & Startup - Server Located at System Site
      ----------------------------------------------------------------
      Included
      Project Implementation Support (3-4 month duration)
            Assigned project manager and product consultant (shared resources) Requirements definition and project planning meeting on site Project plan and customer specifications document
            Ongoing project coordination, status reporting and post project review
      Engineering
            1 day visit/survey (single location)
            Server and network configuration and sizing (single server)
            Site network requirements documentation and diagram
      Field services
            Single server/disk array assembly, software installation, and configuration at CSG site - 4 days
            Single server testing at CSG site - 1 day
            Customer site prep, server installation, and pre-production system check/support - 5 days on site
      On-site Training (an instructor day is 1 instructor, for 1 full day, for up to 8 students)
            ACSR User Training - 3 instructor days
      Omaha Based Training
            ACSR Technical Administrator Training - one seat at a regularly scheduled Omaha based class
            1 copy of User Guide and Systems Administration Guide

      Not Included (Customer responsibilities and/or services available for additional fees included under Additional Services)
      Customer completes agreed to project requirements as defined and scheduled
      LAN cabling and hub installation
      Workstation installation
      Printer installation
      IBM 4030 installation by CSG
            Additional server(s) field services
            Remote site engineering services

      ACSR Only Installation & Startup - Centralized Server Configuration at TCI
      --------------------------------------------------------------------------
      Location
      --------
      Included
            Project Implementation Support
                  .     Assigned project manager (shared resources)
                  .     Ongoing project coordination, status reporting and post
                          project review
                  .     Troubleshoot/test printers (cash register, work order,
                          report). Includes Brixton configuration and Jet Direct configuration.
                  .     Master port configuration
                  .     Build ACSR.INI configuration file in accordance with TCI
                          standards and mainframe settings.
                  .     Define LU pools and mainframe access with each site.
                  .     Training preparation
                           .     Passwords/profiles built
                           .     LU's tested
                           .     Mainframe access verified.
                  .     Post conversion support (Front line)
                           .     Trouble shoot ACSR application errors
                           .     Trouble shoot w/s configuration and printer
                                   errors
                           .     Fine tuning of ACSR environment

            Engineering
                  .     Place order for the programming for the TCI common LU
                          pool.
                  .     Place order for the programming of RMS & Cash Register
                          printers.


                                       3

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                  .     Update engineering diagrams, on-call book, and customer
                        on-line profile to shorten the amount of time needed to
                        troubleshoot a call
                  .     Supply INS Tech with LU and access for Terminal Control
                        Blocks (TCB).
                  .     Build TCB records for mainframe access
                  .     Place Addressability orders for the sites
                            .     Assignment of Z numbers
                            .     Necessary programming/definition
                  .     Verify programming on TCI/CSG's side when working with
                        TCI install vendor

            System Operations
                  .     Maintains integrity of ACSR code and all its distributed
                        components.
                  .     Sets-up ACSR code distribution paths for new installs.
                  .     Ongoing support for TCI install vendor installation
                        procedures.
                  .     All technical trouble ticket resolution during
                        installation
                  .     Create and maintain installation documentation for TCI
                        install vendor
                  .     Build/update/maintain installation CD-ROM for TCI
                        install vendor
                  .     Update distribution servers ANDS database with site
                        specific workstation information.
                  .     Update/install Operator IDs on distribution server.
                  .     Implement customer selected ACSR configuration
                        information (ACSR.INI)

            Field services
                  .     Telephone Support for Equipment Installation
            On-site Training (an instructor day is 1 instructor, for 1 full day, for up to 8 students)
                  .     ACSR User Training - 3 instructor days
            Omaha Based Training
                  .     ACSR Technical Administrator Training - one seat at a
                        regularly scheduled Omaha based class
            Documentation
                  .     1 copy of User Guide and Systems Administration Guide
            Conversion/Account Management Department
                  .     Work with the TCI NOC to resolve network related issues
                  .     Work with CSG departments to resolve ACSR setup issues
                  .     ACSR.INI file definition and education
                  .     Gathering op ids and security for Mail/News
                        functionality
                  .     Code table SL set-up, (for services display in ACSR)
                  .     Printer mapping on the server/mainframe
                  .     General ACSR education

            Post conversion support -Various Departments
                  .     Support ongoing problems with cash register printing,
                        including configurations that get changed once setup
                  .     Support ongoing RMS printing issues, including changes
                        to print ID's, formatting of paper, printer queues on
                        the TCI servers that are not printing, HP JetDirect card
                        issues, and canceling print jobs at the TCI server level
                  .     Support of TCI's NOC on issues that are not CSG related.
                        Includes workstation and LAN issues
                  .     Work with CSG departments in problem determination of
                        ACSR application issues
                  .     Coordination for mainframe adds/changes after conversion

      Not Included (Customer responsibilities and/or services available for additional fees included under Additional Services)
            Customer completes agreed to project requirements as defined and scheduled
            LAN cabling and hub installation
            Workstation installation
            Printer installation
            Additional server(s) field services


                                       4

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

            Remote site engineering services

Telephony Installation & Startup (In addition to ACSR)
-----------------------------------------------------
      Project Implementation Support
            Assigned project manager and product consultant (shared resources) Requirements definition and project planning meeting
            Project plan and customer specifications document
            Ongoing project coordination, status reporting and post project review

      Engineering
            Network and server sizing and configuration (single server) Network requirements diagram and documentation

      Field Services
            Single server software installation, configuration and testing at CSG (40 hours)
            Single server with one workstation - installation* and pre-production check at customer site (40 hours)

      Training and Documentation
            1 seat in ACSR/Telephony New Client class at CSG
            1 seat in ACSR/Telephony Train-the-Trainer class at CSG
            CSG Documentation Library on CD-ROM includes ACSR documentation

      Installation and Start-up Services Not Included in the above packages (customer responsibility and/or services available for additional fees)
            Additional workstation installation
            Printer installation
            Network interface cards/devices
            Circuit installation
            Remote site engineering services
            Definition and implementation of all billing and financial management parameters
            Custom report design and development
            Operational system requirements and implementation
            Coordination of all vendor activities pertaining to telephony operational network and database management

6. Schedule D is hereby deleted and replaced with Schedule D attached hereto, which includes fees for all products licensed and services purchased by Customer from CSG through October 2, 1998. The fees set forth in such Schedule D shall be effective as of August 10, 1997; however, Section 4 of the Agreement shall be applied with respect to the fees contained in the attached Schedule D based on the actual date of execution of the agreement, amendment or document pursuant to which Customer committed to license the appropriate product or purchase the appropriate service.

7. Section 6 of Schedule F is hereby deleted and replaced with the following:

      6. Per Cycle Minimum. As of the Commencement Date as defined in Section 8 below, for each month that this Agreement is in effect, each System Site will maintain per each billing cycle a minimum of three thousand (3000) subscribers on the CCS Services. Additionally, the cycle set-up charges set forth in Section 6 of Schedule D shall be modified in the following scenarios:

      For each System Site with 0 to 12,000 subscribers: (i) the $(***) per cycle set up fee for less than 3000 subscribers will be waived if no more than 4 cycles are opened. However, the fee will apply to all cycles opened over 4 that have less than 3000 subscribers, and (ii) the $(***) per cycle set up fee for less than 550 subscribers


                                       5

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

      will be waived if no more than 4 cycles are opened. However, the fee will apply to all cycles opened over 4 that have less than 550 subscribers.

      For each System Site with 12,000 to 50,000 subscribers: (i) the $(***) per cycle set up fee for each System Site with less than 3,000 subscribers will be waived for a period of one year after conversion of such System Site if no more than 6 cycles are opened for such System Site, (ii) the $(***) per cycle set up fee for each System Site with less than 550 subscribers will be waived for a period of one year after conversion of such System Site if no more than 6 cycles are opened for such System Site,
      (iii) each System Site using the cycle placement strategy will not be charged the set up fee for opening more cycles if the number of subscribers per cycle meets the 550 and 3,000 subscriber minimums set forth in Section 6 of Schedule D, and (iv) one year after conversion of each System Site, the $15 and $50 cycle set up fees for each System Site will apply to all cycles not meeting the respective minimum number of subscribers.

      For each System Site with greater than 50,000 subscribers: (i) the $(***) per cycle set up fee for each System Site with less than 3,000 subscribers will be waived for a period of one year after conversion of such System Site if no more than 10 cycles are opened for such System Site, (ii) the $(***) per cycle set up fee for each System Site with less than 550 subscribers will be waived for a period of one year after conversion of such System Site if no more than 10 cycles are opened for such System Site, (iii) each System Site using the cycle placement strategy will not be charged the set up fees for opening more cycles if the number of subscribers per cycle meets the 550 and 3,000 subscriber minimums set forth in Section 6 of Schedule D, and (iv) one year after conversion of each System Site, the $(***) and $(***) cycle set up fees for each System Site will apply to all cycles not meeting the respective minimum number of subscribers.

8. Schedule F shall be amended to include Exhibit F-1 attached hereto.

9. The definition of APIs set forth in subsection (ii) of Section 1 of Schedule Q is hereby deleted and replaced with the following: xBOI, Product/Services, and Fleet Management.

10. Section 3 of Schedule Q is hereby deleted and replaced with the following:

      "Designated Environment" means the combination of the other computer programs and hardware equipment CSG specified for use with the APIs and ISP Domain server as set forth in Exhibit Q-1, or otherwise approved by CSG in writing for Customer's use with the APIs or ISP Domain server. Customer may use the APIs and ISP Domain server only in the Designated Environment and will be solely responsible for upgrading the Designated Environment to the specifications that CSG may provide from time to time. CSG shall provide Customer with prompt notice in the case of any modifications to the Designated Environment. CSG shall use its best efforts to continue to support a Designated Environment that Customer has not upgraded pursuant to CSG's notice. However, if Customer fails to update the Designated Environment within twelve (12) months of receipt of notice from CSG or otherwise uses the APIs or ISP Domain server outside the certified Designated Environment, any maintenance and support of the ISP Domain provided by CSG will be pursuant to a Statement of Work executed by CSG and Customer under Schedule B. CSG shall certify the Designated Environment prior to the commencement of CSG's obligations under this Schedule Q, including its obligations to maintain and support the ISP Domain. However, if Customer makes any changes to the Designated Environment other than pursuant to notice provided by CSG, any efforts required by CSG to certify such Designated Environment shall be undertaken pursuant to a Statement of Work executed by CSG and Customer under Schedule B. Any other use or transfer of the ISP Domain will require CSG's prior approval, which may be subject to additional charges.

THIS AMENDMENT is executed on the day and year first shown above.

CSG SYSTEMS, INC. ("CSG")              TCI CABLE MANAGEMENT CORPORATION
                                       ("Customer")


By:  /s/ Joseph T. Ruble               By: /s/ Ann Montgomery
     --------------------------            -----------------------------


                                       6

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

By:  /s/ Joseph T. Ruble               By: /s/ Ann Montgomery
     --------------------------            -----------------------------

Title: Vice President and General      Title: SVP Fulfillment Svcs & Operations
       Counsel                                ----------------------------------
       ------------------------------


                                       7

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

                                  ATTACHMENT 3

                    Customer/CSG Performance Standards Matrix

--------------------  ---------------------  -------------------  --------------------  ---------------------  ---------------------
Performance Standard      Performance            Assumptions             Notes              Cure Process             Penalty
Description               Standard
--------------------  ---------------------  -------------------  --------------------  ---------------------  ---------------------

CCS Host System       Monthly average of                          Excludes nightly,     If CSG fails to        If after 60 day
Availability          (***)% of the                               monthly and           meet performance       notice and
                      scheduled uptime,                           quarterly scheduled   standard, Customer     opportunity to cure
                      which includes PPV                          downtime. CSG will    will provide CSG       is given, and
                      subsystem.                                  use reasonable best   with written notice    performance standard
                                                                  efforts to increase   of such                is not then met,
                                                                  the monthly average   non-performance and    repeated
                                                                  to (***)%.            a 60 day period to     nonperformance will
                                                                                        cure.                  be noted.
--------------------  ---------------------  -------------------  --------------------  ---------------------  ---------------------

CCS Host System       Monthly average of     Customer will pay    Excludes nightly,     If CSG fails to        CSG will give
Availability - High   (***)% of the          an incremental       monthly and           meet performance       Customer credit for
Availability Option   scheduled uptime for   $(***)/sub/month,    quarterly scheduled   standard, Customer     the incremental
                      the CICS system, plus  (***) million sub    downtime              will provide CSG       (***) per subscriber
                      (***)% uptime for the  minimum. Customer                          with written notice    fee for (***) during
                      PPV subsystem          must decide by (***)                       of such                the (***) period
                                             for implementation                         non-performance and    described above that
                                             by 2/98. This                              a 30 day period to     CSG fails to meet
                                             pricing expires                            cure. Such cure may    the performance
                                             (***).                                     be exercised no        standard after the
                                                                                        more frequently        30 day cure period.
                                                                                        than (***) per year
                                                                                        without penalty.
--------------------  ---------------------  -------------------  --------------------  ---------------------  ---------------------



                                       8

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

--------------------  ---------------------  -------------------  --------------------  ---------------------  ---------------------
Performance Standard      Performance            Assumptions             Notes              Cure Process              Penalty
Description               Standard
--------------------  ---------------------  -------------------  --------------------  ---------------------  ---------------------

CCS System Nightly    CSG will reduce to a                        CSG will make best    If CSG fails to meet   If after 60 day
Scheduled Downtime    monthly average of                          efforts to reduce     performance            notice and
                      (***) minutes a day                         this to under (***)   standard, Customer     opportunity to cure
                      by (***) and to a                           minutes by (***).     will provide CSG       is given,
                      monthly average of                                                with written notice    performance standard
                      (***) minutes a day                                               of such                is not then met,
                      by (***).                                                         non-performance and    repeated
                                                                                        a 60 day period to     nonperformance will
                                                                                        cure.                  be noted.
--------------------  ---------------------  -------------------  --------------------  ---------------------  ---------------------

CCS Conversion        Available by (***)     (***) current        PPV/Adjustments/      If CSG fails to meet   Nonperformance will
Backlog Automation    monthend conversions   Customer conversion  Payments will be      performance            be noted, and (***).
                      (see notes).           personnel will be    completed by (***)    standard, Customer
                                             available to work on monthend.             will provide CSG
                                             project                                    with written notice
                                                                  Phase 1 work order    of such
                                                                  backlog will be beta  non-performance and
                                                                  tested (***)          a 30 day period to
                                                                  monthend. Phase 2     cure.
                                                                  will be beta tested
                                                                  (***) monthend.
--------------------  ---------------------  -------------------  --------------------  ---------------------  ---------------------

CCS Statements        (***)% of statements   Customer will agree  To begin (***)        If CSG fails to meet   If after 30 day
Mailing               in mail within (***)   to cycle placement   Excludes customer     performance            notice and
                      hours.                 strategy as long as  requested and         standard, Customer     opportunity to cure
                                             customer does not    conversionholds and   will provide CSG       is given,
                                             receive a prorate    reruns. Clock         with written notice    performance standard
                                             during conversion,   begins at midnight    of such                is not then met,
                                             cycle spread or      the night of cutoff.  non-performance and    repeated
                                             placement strategy.                        a 30 day period to     nonperformance will
                                                                                        cure.                  be noted.
--------------------  ---------------------  -------------------  --------------------  ---------------------  ---------------------


                                       9

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

--------------------  ---------------------  -------------------  --------------------  ---------------------  ---------------------
Performance Standard       Performance           Assumptions             Notes              Cure Process              Penalty
Description                Standard
--------------------  ---------------------  -------------------  --------------------  ---------------------  ---------------------

CCS Batch Generated   (***)% by (***) CST                         To begin (***).       If CSG fails to meet   If after 30 day
Work Order            Mon-Sat, by (***)                           System has            performance standard,  notice and
Availability          CST on Sunday.                              capability to print   Customer will          opportunity to cure
                                                                  workorders at         provide CSG with       is given,
                                                                  predefined times for  written notice of      performance standard
                                                                  a scheduled day's     such non-performance   is not then met,
                                                                  work.                 and a 30 day period    repeated
                                                                                        to cure.               nonperformance will
                                                                                                               be noted.
--------------------  ---------------------  -------------------  --------------------  ---------------------  ---------------------

Transaction Response   Monthly average of                         (***)                 Response time          If after 30 day
Time For the CSG       (***) seconds or                                                 methods will be        notice and
Network (CCS, ACSR     less, (***) of the                                               developed and          opportunity to cure
and ACSR Telephony)    time                                                             measured. Complaints   is given,
                                                                                        will be verified by    performance standard
                                                                                        CSG and Customer. If   is not then met,
                                                                                        response time is       repeated
                                                                                        exceeded,              nonperformance will
                                                                                        nonperformance will    be noted.
                                                                                        be noted, and CSG
                                                                                        will use reasonable
                                                                                        best efforts to cure
                                                                                        within (***)
--------------------  ---------------------  -------------------  --------------------  ---------------------  ---------------------



                                       10

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

--------------------  ---------------------  -------------------  --------------------  ---------------------  ---------------------
Performance Standard       Performance          Assumptions              Notes              Cure Process              Penalty
Description                Standard
--------------------  ---------------------  -------------------  --------------------  ---------------------  ---------------------

Transaction Response  Monthly average of     Response time                              Response time          If after 30 days
Time for the TCI      (***) seconds or       begins when CSG                            methods will be        notice and
Network (CCS, ACSR    less, (***)% of the    receives                                   developed and          opportunity to cure
and ACSR Telephony)   time                   transaction from                           measured. Complaints   is given,
                                             TCI Network and                            will be verified by    performance standard
                                             ends when CSG                              CSG and Customer. If   is not then met,
                                             passes transaction                         response time is       repeated

                                             to the TCI Network.                        exceeded,              nonperformance will

                                                                                        nonperformance will    be noted.

                                                                                        be noted, and CSG
                                                                                        will use reasonable
                                                                                        best efforts to cure
                                                                                        within (***).
--------------------  ---------------------  -------------------  --------------------  ---------------------  ---------------------

CSG Conversion        (***)% of the          Data must be                               If CSG fails to        If after 30 days
Downtime              monthly                received by                                meet performance       notice and
                      conversions            CSG no less                                standard,              opportunity to
                      will be merged         than (***)                                 Customer will          cure is given,
                      on the                 hours prior to                             provide CSG with       performance
                      mutually               merge date /                               written notice         standard is not
                      agreed upon            time                                       of such                then met,
                      date.                                                             non-performance        repeated
                                                                                        and a 30 day           nonperformance
                                                                                        period to cure.        will result in a
                                                                                                               (***).
--------------------  ---------------------  -------------------  --------------------  --------------------   ---------------------

CCS Conversion        (***)% of the          Excludes                                   If conversion          CSG will (***)
Balancing             data that is           agreed upon                                does not balance
                      reported is            exceptions                                 to agreed upon
                      balanced/                                                         exceptions,
                      reconciled to                                                     (***).
                      source system
                      data.
--------------------  ---------------------  -------------------  --------------------  --------------------   ---------------------



                                       11

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

--------------------  ---------------------  -------------------  --------------------  ---------------------  ---------------------
Performance Standard       Performance           Assumptions             Notes              Cure Process              Penalty
Description                Standard
--------------------  ---------------------  -------------------  --------------------  ---------------------  ---------------------

Inbound calls         A Monthly                                                         If CSG fails to        Customer will work
to PSC                average of                                                        meet performance       with CSG until
                      (***)%                                                            standard, Customer     performance
                      answered                                                          will provide CSG       standards are met.
                      within average                                                    with written           If standards are not
                      of (***)                                                          notice of such         met more than (***)
                      seconds.                                                          non-performance        times per year
                      Voicemail                                                         and a 30 day           nonperformance will
                      calls returned                                                    period to cure.        be noted. If
                      within a                                                                                 standards are not
                      monthly                                                                                  met more than (***)
                      average of                                                                               times per year in
                      (***) minutes                                                                            (***) consecutive
                      (***)% of the                                                                            years, repeated
                      time.                                                                                    nonperformance will
                                                                                                               be noted.
--------------------  ---------------------  -------------------  --------------------  ---------------------  ---------------------

Statements of         1.  (***)%             1. SOW must          1.  Response          1. If Statement of     1. If an extension
Work                  responded to           be executed          includes              Work request is        is not acceptable to
                      within (***)           within (***)         development           not processed in       Customer,
                      business days,         days to              cost, estimated       accordance with        nonperformance will
                      (***)% within          retain               ongoing cost and      the performance        be noted.
                      (***) business         implementation       estimated (***)       standard, CSG will
                      days, measured         date.                implementation.       contact Customer       2. If the completion
                      annually.              Statements                                 to determine if an     date is missed for
                                             of Work to           2. NA                 extension is           more than (***)
                      2.  Completing         be initiated                               acceptable to          executed Statements
                      executed               through                                    Customer.              of Work per year,
                      Statement of           accepted                                                          repeated
                      Work by                channels and                               2. If Statement of     nonperformance will
                      completion             defined                                    Work is not            be noted.
                      date set forth         process.                                   completed pursuant
                      in Statement                                                      to the completion
                      of Work.               2. There are                               date set forth in
                                             no Customer                                the executed
                                             originated                                 Statement of Work,
                                             scope or                                   CSG will contact
                                             requirements                               Customer to
                                             changes                                    determine if an
                                             during the                                 extension of the
                                             process of                                 completion date is
                                             performing                                 acceptable to
                                             the Services                               Customer.
                                             under the
                                             Statement of
                                             Work.
--------------------  ---------------------  -------------------  --------------------  ---------------------  ---------------------



                                       12

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

--------------------  ---------------------  -------------------  --------------------  ---------------------  ---------------------
Performance Standard       Performance           Assumptions             Notes              Cure Process              Penalty
Description                Standard
--------------------  ---------------------  -------------------  --------------------  ---------------------  ---------------------

Enhancement           Received by                                 CSG will make         Based on complexity    If
documentation         Customer                                    best efforts to       of changes in          documentation
                      within (***)                                meet a (***) day      Enhancement,           is  received
                      days of                                     receipt               documentation          (***) days
                      implementation                                                    deliverables will be   for a
                      (***)% of the                                                     measured on a (***)    quarterly
                      time                                                              basis. If              release,
                                                                                        documentation is not   Customer will
                                                                                        received within        have the
                                                                                        (***) days, CSG will   right (if
                                                                                        use reasonable best    needed) to
                                                                                        efforts to correct.    delay the
                                                                                        If documentation is    quarterly
                                                                                        received less than     release.
                                                                                        (***) days more than
                                                                                        (***) times per
                                                                                        year, nonperformance
                                                                                        will be noted.
--------------------  ---------------------  -------------------  --------------------  ---------------------  ---------------------



                                       13

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

                           EXHIBIT A-2 (Page 1 of 4)

                       CCS Implementation and Conversion

THE FOLLOWING VIDEO CONVERSION SERVICES ARE AVAILABLE FOR THE FEES SET FORTH ON SCHEDULE D:
----------

I) FOR SITE CONVERSIONS WITH SUBSCRIBER COUNTS OF LESS THAN 20,000 __________

A) Training Aids and Documentation - 1 Set
   ---------------------------------------

CCS CBT Access for three (3) months.

Manuals and job aids for your video system staff. These manuals and job aids are used to complement your CBT courses. Each employee would be provided the necessary job aids and manuals.
Job Aids: Logon/Sign On, Logoff/Sign Off, CBT Training System, House File, Sales Support, Adjustment Transactions, Adjustment Practice Sheet, Converter Inventory/Addressability Transactions, Converter Sample Invoices, Select System Additional copies: $(***) for the Job Aids and $(***) for the Manual.

One CD of the "Cable Source" Communication Control System User Guides. This system documentation explains all reports and transactions of the Communication Control System.
Additional copies: See Schedule D

One CCS Conversion Manual. This manual describes the major components necessary for set-up and conversion/implementation to the CCS system.
Additional copies:  CSG's then-current prices

One "CableSource User Data File" On CD. This manual describes the 300 plus parameters provided to allow you flexibility in establishing your processing requirements. This manual will be primarily reviewed by the Conversion Specialist during your first visit.
Additional copies: See Schedule D

A test system that provides for the opportunity to practice "hands on" training without impacting your actual data base. (Deaccessed after conversion)

One RMS Manual On CD. This manual describes all functionality and commands of the CSG print package.
Additional copies: See Schedule D

One ESP User's Guide
Additional copies: CSG's then-current prices

B) Recommended Site Visits
   -----------------------

Initial Visit

 .     Overview of the conversion/implementation process. This incorporates reviewing conversion tasks, timeline and responsible parties.
 .     Establish and/or review of corporate standards, as they relate to User
      Data File, Code Tables, Service Codes and Report settings.
 .     Define Conversion Specifications. This process defines fields, values and variables used on current billing processor and how that will be converted to CCS.


                                       14

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                           EXHIBIT A-2 (Page 2 of 4)

Pre-Conversion Review
 .     Review set up of User Data File, Code Tables and reports.
 .     Review pricing and taxing structure of video site.
 .     Review and approve Conversion/Implementation Specifications.
 .     Establish statement messages and review ESP Statement Options.
 .     Assign a CSG Product Consultant to assist with defining operational procedures (Metros only).

Post Conversion
 .     Audit converted data the morning after merge.
 .     Coordinate input of accumulated backlog (work orders, payments, adjustments and PPV)
 .     Review exceptions created through conversion/implementation process and take necessary action.
 .     Review pricing and taxing structure.
 .     Balance cash.
 .     Review reports and assist with determining needs for daily distribution.
 .     Review and release first cycle of generated statements.
 .     CSG will provide resources to each System Site based upon the following guidelines:
      .     The first 300K subs per System Site - 1 per 60,000 subs
      .     After 300K subs per System Site - 1 per 75,000 subs

Third Week
 .     Review reports.
 .     Assist with month-end financial balancing.
 .     Provide potential solutions for day to day procedural issue resolution.
      (i.e. work order printing, routing, dispatch, converter inventory).
 .     System Sites with under 5,000 subscribers do not receive third week support

C) Database Clean-up
   -----------------
Homes Passed. All addresses that currently reside on your database will be compared against the Group One Zip + 4 files. The following items will occur:

 .     Street names, suffixes (street, avenue) will be standardized in accordance with U.S.P.S. records.
 .     Nine digit zip code established - normally from 90-98% of address will be assigned the 4 digit add-on list of addresses that did not meet U.S.P.S. standards will be provided. Rural areas may have lower percentages.
 .     Bar-coding of Zip + 4 statement will be performed by CSG.
 .     Re-zip of your data base occur every quarter - this allows CSG to continue to qualify for the highest postal discounts.
 .     List of duplicate address records will be provided for cleanup purposes.

Converter Data Base. All converters will be passed through CCS edit programs, the following items will occur:

 .     Listing of duplicate serial numbers including the location of the box will be provided.
 .     If you are addressable, a listing of duplicate terminal address (prom number) will be provided.
 .     Invalid model numbers, invalid serial number formats will be identified.

Subscriber Data Base. Standard CCS edits requirements will be performed along with any specific site requested information. The following items are provided as examples:

 .     Site requested service codes, discount codes.
 .     Site requested campaign codes.
 .     Subscribers receiving free services.
 .     Invalid phone numbers.


                                       15

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

 .     Any specific site requested data.

                           EXHIBIT A-2 (Page 3 of 4)

D) Management Training at CSG Facility
   -----------------------------------

 .     In depth lecture seminar designed for managers and supervisors.
 .     Covers all aspects of the Communication Control system.
 .     Includes a detailed training manual and all additional training materials.
 .     Opportunity to tour the CSG Mail Facility.
 .     2 seats per Cabledata/CableMax Corp. for New Client Training.
 .     1 seat per Cabledata/CableMax Corp. for System Support Training which includes ESP Statement Functions, RMS Printing, UDF/Code Table, Selects, Security and PPV Admin. capabilities.

II) 20,000 - 49,999 SUBSCRIBERS CATEGORIES ________________________

Includes everything as listed in Section I, plus the following:

Recommended Site Visits
-----------------------

Training

 .     CSG training will be on-site to conduct "Train the Trainer" courses for site's training staff.
 .     CSG trainers will train site staff on CCS/ACSR facets and functionality, based upon agenda and needs created by Video site management.
 .     Includes 1 instructor for 3 days.

Third Week
 .     Review reports.
 .     Assist with month-end financial balancing.
 .     Provide potential solutions for day to day procedural issues. (i.e. work order printing, routing, dispatch, converter inventory).

III) 50,000 - 119,999 SUBSCRIBERS CATEGORY

Includes everything as listed above in Section II, except regarding:

Recommended Site Visits
-----------------------

Training

 .     CSG training will be on-site to conduct "Train the Trainer" courses for site's training staff.
 .     CSG trainers will train site staff on CCS/ACSR facets and functionality, based upon agenda and needs created by Video site management.
 .     Includes 1 instructor for 5 days.
 .     1 seat per Cabledata/CableMax Corp. for ACSR Technical Training (at CSG
      Facility).


                                       16

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                           EXHIBIT A-2 (Page 4 of 4)

IV) 120,000 + SUBSCRIBERS CATEGORIES _______________________________

Includes everything as listed above in Section III, except:

Recommended Site Visits
-----------------------

Training
 .     CSG training will be on-site to conduct "Train the Trainer" courses for site's training staff.
 .     CSG trainers will train site staff on CCS/ACSR facets and functionality, based upon agenda and needs created by Video site management.
 .     Includes 2 instructors for 5 days.
 .     2 seat per Cabledata/CableMax Corp. for ACSR Technical Training (at CSG
      Facility).
 .     System Support training for 2 days

V) TRAINING COURSE DEVELOPMENT _____________________________________

CSG will provide to TCI one FTE, at no charge, through the end of 1997 to assist with course and material development.

VI) MISCELLANEOUS __________________________________________________

(1) TCI may move on-site instructor days among System Sites at their discretion as long as they do not exceed the total number of instructor days allowed in a given month.

(2) CSG training personnel will attend the TCI Training Certification Class and receive a passing grade (75% or greater) before training TCI System Site personnel.

VII) FOR MANUAL CONVERSIONS _____________________________________________

Customer shall receive the following:

 .     1 set of documentation on CD
 .     initial visit
 .     System set up (System/Prin/Agent, Maintenance requests, lockbox, RMS)
 .     Parameter file set up for cards 1-143, Service / Package / Install Codes and Code Tables
 .     3 months access to CBT
 .     1 Seat for New Client Training in Omaha
 .     Manual Database Build Instructions / Procedure Document
 .     Addressability support and set up if applicable


                                       17

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                  SCHEDULE D
                                     FEES

      INDEX

      1.................... CCS(TM) WIRELINE VIDEO AND CABLEMAX

      2.................... TECHNICAL SERVICES

      3.................... CCS(TM) - ISP SERVICES FEES

      4.................... CCS(TM) TELEPHONY SERVICES FEES

      5.................... CCS(TM) DISCOUNTS

      6.................... CCS PRINT AND MAIL SERVICES FEES

      7.................... CSG VANTAGE(R)

      8.................... HITS DIGITAL

      9.................... ACSR(R) SOFTWARE LICENSE/MAINTENANCE/INSTALLATION

      10................... CSG VANTAGEPOINT(TM)

      11................... ISP DOMAIN SERVER SOFTWARE (SINGLE SITE LICENSE)

      12................... USAGE HANDLING SYSTEM

      13................... INFO EXPRESS

      14................... DATA COMMUNICATIONS SERVICES

      15................... FINANCIAL SERVICES

      16................... SUMMITRAK CUSTOMER MANAGEMENT SYSTEM

      17................... SUMMITRAK PAY-PER-VIEW SERVICE


                                       18

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

1. CCS(TM) WIRELINE VIDEO AND CABLEMAX PROCESSING-
--------------------------------------------------
Basic Monthly Subscriber Charge (herein after referred to as BSC) - $(***)

Minimums:

(Base processing and ancillary services)       Monthly Subscriber Minimum    Monthly Processing Fee Minimum
-------------------------------------------    --------------------------    ------------------------------
September 1, 1997 through December 31, 1997             3,906,250                         $(***)
January 1, 1998 through March 31, 1998                  4,864,387                         $(***)
April 1, 1998 through June 30, 1998                     6,928,006                         $(***)
July 1, 1998 through September 30, 1998                 7,959,906                         $(***)
October 1, 1998 through December 31, 1998              10,023,585                         $(***)
January 1, 1999 through December 31, 1999              13,000,000                         $(***)
January 1, 2000 through December 31, 2000              13,000,000                         $(***)
January 1, 2001 through December 31, 2001              13,000,000                         $(***)
January 1, 2002 through December 31, 2012              13,000,000                         $(***)
Year 2003 to Year 2012*

*The monthly processing fee minimum for the years 2003 to 2012 will commence using the year 2002 monthly processing fee minimum adjusted annually pursuant to the terms and conditions of the Master Agreement.

On-Line Allowance And Overage Charges:
--------------------------------------------------------------------------------
                                   MONTHLY ON-LINE
                                    ALLOWANCE PER        MONTHLY PER
            ITEM                      SUBSCRIBER        OVERAGE CHARGE
--------------------------------------------------------------------------------
A.  Work Orders on file                  7.64               $(***)
--------------------------------------------------------------------------------
B.  Statements stored on-line            6.25               $(***)
--------------------------------------------------------------------------------
C.  Details stored on-line              45.84               $(***)
--------------------------------------------------------------------------------
D.  Memos stored on-line                  6.0               $(***)
--------------------------------------------------------------------------------
E.  Inactive subscribers on file          .40               $(***)
--------------------------------------------------------------------------------

CCS(TM) -  Ancillary Service Fees

-----------------------------------------------------------------------------------------------
                                    ANCILLARY SERVICE FEES
-----------------------------------------------------------------------------------------------
                                           ONE TIME       MONTHLY       MONTHLY
                                          CHARGE PER    CHARGE PER    CHARGE PER
                  ITEM                      SYSTEM        SYSTEM      SUBSCRIBER      PER ITEM
-----------------------------------------------------------------------------------------------
I.   Reporting & Decision
     Support Services
-----------------------------------------------------------------------------------------------
A.   Microfiche
-----------------------------------------------------------------------------------------------
     A.  Originals                                                                      $(***)
-----------------------------------------------------------------------------------------------
     B.  Duplicates                                                                     $(***)
-----------------------------------------------------------------------------------------------
B.   Reporting Package-includes Basic
     Vantage Reporting and Selects
     Reporting (with Selects Reporting
     Usage included up to $(***) per
     subscriber)                                                            $(***)
-----------------------------------------------------------------------------------------------
C.   Selects
-----------------------------------------------------------------------------------------------
     1.   Set-up fee per select (per
          system)                                                                       $(***)
-----------------------------------------------------------------------------------------------
     2.   Select Records to Print                                                       $(***)
-----------------------------------------------------------------------------------------------
     3.   Select Records to Magnetic
          Tape                                                                          $(***)
-----------------------------------------------------------------------------------------------
             Volume Discount
          Greater than 1,000,000 (per
          acct selected)                                                                $(***)
-----------------------------------------------------------------------------------------------


                                       19

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

-----------------------------------------------------------------------------------------------
                                    ANCILLARY SERVICE FEES
-----------------------------------------------------------------------------------------------
                                           ONE TIME       MONTHLY       MONTHLY
                                          CHARGE PER    CHARGE PER    CHARGE PER
                  ITEM                      SYSTEM        SYSTEM      SUBSCRIBER      PER ITEM
-----------------------------------------------------------------------------------------------
     4.   Audit Master Tape with
          Carrier Sort                                                                  $(***)
-----------------------------------------------------------------------------------------------
             Volume Discount
          Greater than 1,000,000 (per
          acct selected)                                                                $(***)
-----------------------------------------------------------------------------------------------
     5.   TAC File Audit                                                                $(***)
-----------------------------------------------------------------------------------------------
     6.   Tape Charges                                                                  $(***)
-----------------------------------------------------------------------------------------------
     7.   Special Reports
-----------------------------------------------------------------------------------------------
              Audit Confirmation
              Statements                                                                $(***)
-----------------------------------------------------------------------------------------------
              Sales Call Cards                                                          $(***)
-----------------------------------------------------------------------------------------------
     8.   Auto dialer
-----------------------------------------------------------------------------------------------
          a.   Records read                                                             $(***)
-----------------------------------------------------------------------------------------------
          b.   Minimum charge per report                                                $(***)
-----------------------------------------------------------------------------------------------
          c.   Maximum charge per report                                                $(***)
     9.   Labels
          (printed at CSG's Production
          Facility)
-----------------------------------------------------------------------------------------------
          Set-up fee per select (per
          system)                                                                       $(***)
-----------------------------------------------------------------------------------------------
          a.   Cheshire labels                                                          $(***)
-----------------------------------------------------------------------------------------------
                 Volume Discount
-----------------------------------------------------------------------------------------------
                 Greater than 100,000
                 (indiv. job)                                                           $(***)
-----------------------------------------------------------------------------------------------
                 Greater than 500,000
                 (indiv. job)                                                           $(***)
-----------------------------------------------------------------------------------------------
          b.   Cheshire Labels w/
               carrier sort                                                             $(***)
-----------------------------------------------------------------------------------------------
                 Volume Discount
-----------------------------------------------------------------------------------------------
                   Greater than 100,000
                   (indiv. job)                                                         $(***)
-----------------------------------------------------------------------------------------------
                   Greater than 500,000
                   (indiv. job)                                                         $(***)
-----------------------------------------------------------------------------------------------
          c.   Applying Cheshire labels
               (each)                                                                   $(***)
-----------------------------------------------------------------------------------------------
          d.   LAB labels                                                               $(***)
-----------------------------------------------------------------------------------------------
          e.   4-Up Gum Labels                                                          $(***)
-----------------------------------------------------------------------------------------------
          f.   4-Up Gum Labels w/
               carrier sort                                                             $(***)
-----------------------------------------------------------------------------------------------
II.  Other Ancillary Services
-----------------------------------------------------------------------------------------------
A.   Equipment Inventory                                                              Incl. in
                                                                                         BSC
-----------------------------------------------------------------------------------------------
B.   Tape transmission (lockbox)                                                      Incl. in
                                                                                         BSC
-----------------------------------------------------------------------------------------------
     1.   Conversion Lockbox Cross
          Reference                                           $(***)
-----------------------------------------------------------------------------------------------
C.   Audio response units
-----------------------------------------------------------------------------------------------
     1.   Access fee                                          $(***)
-----------------------------------------------------------------------------------------------
     2.   Transaction charge (per PPV
          item)                                                                         $(***)
-----------------------------------------------------------------------------------------------
D.   Automatic Number Identification
     (ANI)
-----------------------------------------------------------------------------------------------
     1.   Access fee                                          $(***)
-----------------------------------------------------------------------------------------------
     2.   Transaction fee (per PPV item)                                                $(***)
-----------------------------------------------------------------------------------------------
E.   Autopackaging (maximum (***))                                    Incl. in BSC
-----------------------------------------------------------------------------------------------
F.   Pay Per View
-----------------------------------------------------------------------------------------------
     1.   PPV events (per event)                                                        $(***)
-----------------------------------------------------------------------------------------------
     2.   Build events, per supplier
          tape                                                $(***)
-----------------------------------------------------------------------------------------------
     3.   Event schedule download                             $(***)
-----------------------------------------------------------------------------------------------
     4.   Output of Authorization
          Profiles                                                                      $(***)
-----------------------------------------------------------------------------------------------
G.   Account number format change               $(***)
-----------------------------------------------------------------------------------------------
H.   Addition for a system, principle
     or agent (Note 2)


                                       20

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

-----------------------------------------------------------------------------------------------
                                    ANCILLARY SERVICE FEES
-----------------------------------------------------------------------------------------------
                                           ONE TIME       MONTHLY       MONTHLY
                                          CHARGE PER    CHARGE PER    CHARGE PER
                  ITEM                      SYSTEM        SYSTEM      SUBSCRIBER      PER ITEM
-----------------------------------------------------------------------------------------------
     1.   Setup of new system (Note 3)          $(***)
-----------------------------------------------------------------------------------------------
     2.   Setup of new principle/agent
          (Note 3)                              $(***)
-----------------------------------------------------------------------------------------------
     3.   Add new agents (up to 10)
          (Note 3)                              $(***)
-----------------------------------------------------------------------------------------------
I.   Equipment interfaces
-----------------------------------------------------------------------------------------------
        Charge for TAC Interface                           Incl. in BSC
-----------------------------------------------------------------------------------------------
        Charge for Non-TAC Interface
        (exclusive of HITS Digital)                          $ (***)
-----------------------------------------------------------------------------------------------
        DMX Monthly Fees                                     $ (***)
-----------------------------------------------------------------------------------------------
           Volume Discount
-----------------------------------------------------------------------------------------------
                 1 to 35 System Sites                        $ (***)
-----------------------------------------------------------------------------------------------
                 36 to 70 System Sites                       $ (***)
-----------------------------------------------------------------------------------------------
                 71 to 140 System Sites                      $ (***)
-----------------------------------------------------------------------------------------------
                 greater than 140 users                      $ (***)
-----------------------------------------------------------------------------------------------
J.   Special reports (each request)
-----------------------------------------------------------------------------------------------
     1.   Duplicate terminal address
          reports                               $(***)
-----------------------------------------------------------------------------------------------
     2.   Duplicate house address report        $(***)
-----------------------------------------------------------------------------------------------
     3.   Duplicate house/sub compare
          report                                $(***)
-----------------------------------------------------------------------------------------------
     4.   Duplicate sub/converter
          compare report                        $(***)
-----------------------------------------------------------------------------------------------
     5.   Duplicate phone report                $(***)
-----------------------------------------------------------------------------------------------
     6.   Trouble call reports
-----------------------------------------------------------------------------------------------
          a.  Repeat trouble calls
              within 30 days(CPWM-060)                        $(***)
-----------------------------------------------------------------------------------------------
          a.  Trouble calls within 60
              days of install (CPWM-400)                      $(***)
-----------------------------------------------------------------------------------------------
K.   Tape Requests (per request)
-----------------------------------------------------------------------------------------------
     1.   Subscriber Masterfile                 $(***)
-----------------------------------------------------------------------------------------------
     2.   House Masterfile                      $(***)
-----------------------------------------------------------------------------------------------
     3.   Converter Masterfile                  $(***)
-----------------------------------------------------------------------------------------------
     4.   Work Order Masterfile                 $(***)
-----------------------------------------------------------------------------------------------
     5.   General Ledger                  Incl. In BSC
-----------------------------------------------------------------------------------------------
     6.   Financial Summary Tape          Incl. In BSC
-----------------------------------------------------------------------------------------------
     7.   General Ledger & Financial
          Summary                         Incl. In BSC
-----------------------------------------------------------------------------------------------
L.   User data/ report data files -
     special services
-----------------------------------------------------------------------------------------------
     1.   Late user data file cards             $(***)
-----------------------------------------------------------------------------------------------
     2.   Late reports data file cards          $(***)
-----------------------------------------------------------------------------------------------
     3.   Late statement message card           $(***)
-----------------------------------------------------------------------------------------------
     4.   Special user data file build          $(***)
-----------------------------------------------------------------------------------------------
     5.   Special reports data file
          build                                 $(***)
-----------------------------------------------------------------------------------------------
M.   Deconversion fees
-----------------------------------------------------------------------------------------------
     1.   Deconversion Tapes per Site
          (incl. 2 sets)                        $(***)
-----------------------------------------------------------------------------------------------
N.   Statement Reruns (Note 3)
-----------------------------------------------------------------------------------------------
     1.   Monetary                                                                  $(***)/sub
                                                                                   plus $(***)
-----------------------------------------------------------------------------------------------
     2.   Non-Monetary                                                              $(***)/sub
                                                                                   plus $(***)
-----------------------------------------------------------------------------------------------


                                       21

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

-----------------------------------------------------------------------------------------------
                                    ANCILLARY SERVICE FEES
-----------------------------------------------------------------------------------------------
                                           ONE TIME       MONTHLY       MONTHLY
                                          CHARGE PER    CHARGE PER    CHARGE PER
                  ITEM                      SYSTEM        SYSTEM      SUBSCRIBER      PER ITEM
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
O.   Special Requests (Note 3)
-----------------------------------------------------------------------------------------------
     1.   Cycle Freeze - per cycle per
          PRIN charge                                                                   $(***)
-----------------------------------------------------------------------------------------------
     2.   Standard PRIN Merge/Agent
          Transfer
          (reg. schedule)                                                               $(***)
-----------------------------------------------------------------------------------------------
P.   Converter Batch Upload Via Tape
     (each tape)                                $(***)
-----------------------------------------------------------------------------------------------
Q.   Mass Adjustments/Passer                                                            $(***)
-----------------------------------------------------------------------------------------------
R.   Data Extracts (Note 1)                      Quote                      $(***)
-----------------------------------------------------------------------------------------------
S.   Dialog (1st sign-on ID at no
     charge)
-----------------------------------------------------------------------------------------------
     1.   Each Additional ID                                  $(***)
-----------------------------------------------------------------------------------------------
     2.   Passport                              $(***)
-----------------------------------------------------------------------------------------------
     3.   Software/Diskette (each)              $(***)
-----------------------------------------------------------------------------------------------
T.   Expand Bill Codes                                                 $(***)/sub
     (subscribers who exceed 24 billing                                who exceed
     codes)                                                            24 billing
                                                              $(***)   codes.
-----------------------------------------------------------------------------------------------
U.   Frequent Buyer Program (data
     storage and processing)
-----------------------------------------------------------------------------------------------
                                                          Monthly
          Number of Subscribers                         Access Fee
-----------------------------------------------------------------------------------------------
          0 - 10,000                                          $(***)
-----------------------------------------------------------------------------------------------
          10,001 - 50,000                                     $(***)
-----------------------------------------------------------------------------------------------
          50,001 - 100,000                                    $(***)
-----------------------------------------------------------------------------------------------
          100,001 - 200,000                                   $(***)
-----------------------------------------------------------------------------------------------
          200,001 - 500,000                                   $(***)
-----------------------------------------------------------------------------------------------
          Over 500,000                                        $(***)
-----------------------------------------------------------------------------------------------
W.   System Enhancements
-----------------------------------------------------------------------------------------------
          Programming Charge per hour                                                   $(***)
-----------------------------------------------------------------------------------------------
X.   Deconversion Fees/Per Basic
     Subscriber                                                                         $(***)
-----------------------------------------------------------------------------------------------
Y.   Refund Check
-----------------------------------------------------------------------------------------------
     1.   Refund Check Prep                                                             $(***)
-----------------------------------------------------------------------------------------------
     2.   Refund Check DR Posted                                                       $ (***)
-----------------------------------------------------------------------------------------------
     3.   Refund Check Account File                                                    $ (***)
-----------------------------------------------------------------------------------------------
     4.   Money Order Processing                                                       $ (***)
-----------------------------------------------------------------------------------------------
Z.      Computer Based Training
-----------------------------------------------------------------------------------------------
          Students Number
          (Instructor+1 Student / month)                                                $(***)
-----------------------------------------------------------------------------------------------
     1.   Additional Student #s (per
          month)                                                                        $(***)
-----------------------------------------------------------------------------------------------
     2.   Course Materials                                                              $(***)
-----------------------------------------------------------------------------------------------
     3.   Code Table Books                                                             $ (***)
-----------------------------------------------------------------------------------------------
     4.   Job Aids (per set)                                                           $ (***)
-----------------------------------------------------------------------------------------------
AA.  CCS Host System Availability-
     High System Availability Option
     (option to execute expires
     12/01/97).
     (Requires a minimum of 7 million
     subscribers)                                                       $(***)
-----------------------------------------------------------------------------------------------
AB.  TCI Marketing Download                                          Incl. in BSC
-----------------------------------------------------------------------------------------------
AC.  Test Production System Access-
-----------------------------------------------------------------------------------------------
     1.   Access to one (1) agent with
          up to 1,000 subscribers                             $(***)
-----------------------------------------------------------------------------------------------


                                       22

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

-----------------------------------------------------------------------------------------------
                                    ANCILLARY SERVICE FEES
-----------------------------------------------------------------------------------------------
                                           ONE TIME       MONTHLY       MONTHLY
                                          CHARGE PER    CHARGE PER    CHARGE PER
                  ITEM                      SYSTEM        SYSTEM      SUBSCRIBER      PER ITEM
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
     2.   Subscribers in excess of 1,000                                    $(***)
-----------------------------------------------------------------------------------------------

Note 1: CSG agrees to waive the daily download fee for the Central Region VantagePoint(TM) (Version 1.0) for Video Services through December 31, 1998. Subsequent to December 31, 1998, the daily download fee for the Central Region VantagePoint(TM) (Version 1.0) for Video Services will be $(***) per subscriber per month.

Note 2: Conversion services include the initial set-up of System, Principles and Agents. These fees are related to post-conversion services.

Note 3: These services qualify as Database Maintenance Programming as referenced in Schedule A, Section 9(b).

CCS(TM) Video Conversion Services
(Reimbursable Expenses are excluded and billable):

A. For Manual Conversions with subscriber counts of less than 20,000 (per System
Site):
CSG Start-Up Fee - $(***) (per System Site)
CSG Support - $(***)/day plus Reimbursable Expenses
On Data Bases Over 10K Subs, CSG will offer the following:
- Programmatic Load of House Data - $(***) (per System Site)
- Programmatic Load of Converter Data - $(***) (per System Site)

B. For Programmatic Conversions (per System Site):

--------------------------------------------------------------------------------------------------------------
PROGRAMMATIC CONVERSION                                            SITE SIZE
--------------------------------------------------------------------------------------------------------------
                                         20,000  to  30,000  to    60,000  to
                                         29,999      59,999        90,000             Greater than 90,000
--------------------------------------------------------------------------------------------------------------
1. Known Processor*
--------------------------------------------------------------------------------------------------------------
   Total Conversion/Implementation Fee   $(***)      $(***)        $(***)            $(***)
--------------------------------------------------------------------------------------------------------------
2. Foreign Processor
--------------------------------------------------------------------------------------------------------------
   Total Conversion/Implementation Fee   $(***)      $(***)        $(***)            $(***)
--------------------------------------------------------------------------------------------------------------

*Known Processors: BSI, EDS - System 1 (CMS), Service Electric, CableData, ISD, Toner, Parallex, Touchstone, Cablestar, Quickdata, SUMMITrak, EAZY.

C. Cablemax Conversions:
Total conversion and implementation fee- $(***) per System Site.

D. Training:
Additional Training (for up to 8 students)- $(***) per day, per instructor. (Based on an 8 hour day)


                                       23

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

E. CSG Product Documentation Library:
-------------------------------------

 .     CD-ROM Format (includes Volume 1-IV User Guide, UDF/RMS Manual and
      Interfaces Manual)- $(***)
 .     Hard Copy (per copy per System Site)
      1. CCS User Guide Volume 1- $(***)
      2. CCS User Guide Volume 2- $(***)
      3. CCS User Guide Volume 3- $(***)
      4. CCS User Guide Volume 4- $(***)
      5. CCS User Guide RMS/UDF Manual- $(***)
      6. CCS User Guide Interfaces Manual- $(***)
 .     Complete Set of all six guides referenced above- $(***)
 .     Updates to Complete Set of all six guides referenced above- $(***)

2. TECHNICAL SERVICES FEES -
----------------------------

Fees vary depending on the project. See the respective Statement of Work.

Standard Hourly Rates for Consultants are as follows:
Associate                  $(***) per hour         minimum of $(***)  per day
Consultant                 $(***) per hour         minimum of $(***)  per day
Senior Consultant          $(***) per hour         minimum of $(***)  per day
Principal                  $(***) per hour         minimum of $(***)  per day
Project Manager            $(***) per hour         minimum of $(***)  per day
Director                   $(***) per hour         minimum of $(***)  per day
Vice President             $(***) per hour         minimum of $(***)  per day


                                       24

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

3. CCS(TM) - ISP SERVICES FEES -
--------------------------------

Basic Monthly Subscriber Charge (herein after referred to as BSC) -
         Monthly Subscriber Volume          Monthly Fee Per Subscriber
         -------------------------          --------------------------
         0 to 99,999                                 $(***)
         100,000 to 349,999                          $(***)
         350,000 to 749,999                          $(***)
         750,000 to 999,999                          $(***)
         1,000,000 and greater                       $(***)
Monthly Per System/Principle Charge included in BSC.
On-Line Allowance And Overage Charges:

      Year               Monthly Subscriber Minimums        Monthly Fee Minimums
      ----               -----------------------------      --------------------
      1998               10,000                             $(***)
      1999               100,000                            $(***)
      2000               350,000                            $(***)
      2001               750,000                            $(***)
      2002               1,000,000                          $(***)
      2003 to 2012*
      *The monthly processing fee minimum for the years 2003 to 2012 will commence using the year 2002 monthly processing fee minimum adjusted annually pursuant to the terms and conditions of the Master Agreement.


                                       25

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

--------------------------------------------------------------------------------
                                   MONTHLY ON-LINE
                                    ALLOWANCE PER        MONTHLY PER
            ITEM                      SUBSCRIBER        OVERAGE CHARGE
--------------------------------------------------------------------------------
A.  Work Orders on file                  7.64               $(***)
--------------------------------------------------------------------------------
B.  Statements stored on-line            6.25               $(***)
--------------------------------------------------------------------------------
C.  Details stored on-line              45.84               $(***)
--------------------------------------------------------------------------------
D.  Memos stored on-line                  6.0               $(***)
--------------------------------------------------------------------------------
E.  Inactive subscribers on file          .40               $(***)
--------------------------------------------------------------------------------

CCS-ISP Ancillary Service Fees

-----------------------------------------------------------------------------------------------
                                    ANCILLARY SERVICE FEES
-----------------------------------------------------------------------------------------------
                                           ONE TIME       MONTHLY       MONTHLY
                                          CHARGE PER    CHARGE PER     CHARGE PER
                  ITEM                      SYSTEM        SYSTEM       SUBSCRIBER    PER ITEM
-----------------------------------------------------------------------------------------------
I.  Reporting & Decision Support
    Services
-----------------------------------------------------------------------------------------------
A.  Microfiche
-----------------------------------------------------------------------------------------------
    A.  Originals                                                    Included in
                                                                     BSC
-----------------------------------------------------------------------------------------------
    B.  Duplicates                                                                      $(***)
-----------------------------------------------------------------------------------------------
B.  Basic Vantage Reporting                                          Included in
                                                                     BSC
-----------------------------------------------------------------------------------------------
C.  Selects
-----------------------------------------------------------------------------------------------
    1.   Set-up fee per report                                       Included in    then $(***)
                                                                     BSC*
-----------------------------------------------------------------------------------------------
    2.   Select records to print                                     Included in    then $(***)
                                                                     BSC*
-----------------------------------------------------------------------------------------------
    3.   Select records to magnetic tape                             Included in    then $(***)
                                                                     BSC*
-----------------------------------------------------------------------------------------------
    4.   Tape Charges                                                                   $(***)
-----------------------------------------------------------------------------------------------
    5.   Auto dialer
-----------------------------------------------------------------------------------------------
         a.  Records read                                            Included in
                                                                     BSC
-----------------------------------------------------------------------------------------------
         b.  Minimum charge per report                               Included in
                                                                     BSC
-----------------------------------------------------------------------------------------------
         c.  Maximum charge per report                               Included in
                                                                     BSC
-----------------------------------------------------------------------------------------------
    6.   Labels (printed at CSG's
         Production Facility)
-----------------------------------------------------------------------------------------------
         a.  Cheshire labels                                                            $(***)
-----------------------------------------------------------------------------------------------
         b.  LAB labels                                                                 $(***)
-----------------------------------------------------------------------------------------------
II. Other Ancillary Services
-----------------------------------------------------------------------------------------------
A.  Equipment Inventory                                              Included in
                                                                     BSC
-----------------------------------------------------------------------------------------------
B.  Autopackaging (maximum $(***))                                   Included in
                                                                     BSC
-----------------------------------------------------------------------------------------------
C.  Account number format change                $(***)
-----------------------------------------------------------------------------------------------
D.  Addition for a system, principle or
    agent  (Note 2)
-----------------------------------------------------------------------------------------------
    1.   Setup of new system  (Note 3)          $(***)
-----------------------------------------------------------------------------------------------
    2.   Setup of new principle/agent
         (Note 3)                               $(***)
-----------------------------------------------------------------------------------------------
    3.   Add new agents (up to 10)
         (Note 3)                               $(***)
-----------------------------------------------------------------------------------------------
E.  File maintenance (each request)
    (Note 3)                                     Quote
-----------------------------------------------------------------------------------------------
F.  Tape Requests (per request)
-----------------------------------------------------------------------------------------------
    1.   Subscriber Masterfile                  $(***)
-----------------------------------------------------------------------------------------------
    2.   House Masterfile                       $(***)
-----------------------------------------------------------------------------------------------
    3.   Converter Masterfile                   $(***)
-----------------------------------------------------------------------------------------------
    4.   Work Order Masterfile                  $(***)
-----------------------------------------------------------------------------------------------
    5.   General Ledger                   Incl. In BSC
-----------------------------------------------------------------------------------------------
    6.   Financial Summary Tape           Incl. In BSC
-----------------------------------------------------------------------------------------------
    7.   General Ledger & Financial
         Summary                          Incl. In BSC
-----------------------------------------------------------------------------------------------


                                       26

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

-----------------------------------------------------------------------------------------------
                                    ANCILLARY SERVICE FEES
-----------------------------------------------------------------------------------------------
                                           ONE TIME       MONTHLY       MONTHLY
                                          CHARGE PER    CHARGE PER     CHARGE PER
                  ITEM                      SYSTEM        SYSTEM       SUBSCRIBER    PER ITEM
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
G.  User data/ report data files -
    special services
-----------------------------------------------------------------------------------------------
    1.   Late user data file cards              $(***)
-----------------------------------------------------------------------------------------------
    2.   Late reports data file cards           $(***)
-----------------------------------------------------------------------------------------------
    3.   Late statement message card            $(***)
-----------------------------------------------------------------------------------------------
    4.   Special user data file build           $(***)
-----------------------------------------------------------------------------------------------
    5.   Special reports data file build        $(***)
-----------------------------------------------------------------------------------------------
H.  Deconversion fees
-----------------------------------------------------------------------------------------------
    1.   Deconversion Tapes per System
         Site
         (incl. 2 sets)                         $(***)
-----------------------------------------------------------------------------------------------
    2.   Online access fee                       Quote
-----------------------------------------------------------------------------------------------
I.  Statement Reruns (Note 3)
-----------------------------------------------------------------------------------------------
    1.   Monetary                                                                   $(***)/sub
                                                                                    plus $(***)
-----------------------------------------------------------------------------------------------
    2.   Non-Monetary                                                               $(***)/sub
                                                                                    plus $(***)
-----------------------------------------------------------------------------------------------
J.  Special Requests (Note 3)
-----------------------------------------------------------------------------------------------
    1.   Cycle Freeze - per cycle per
         PRIN charge                                                                    $(***)
-----------------------------------------------------------------------------------------------
K.  Mass Adjustments (per SAM
    transaction)/Passer                                                                 $(***)
-----------------------------------------------------------------------------------------------
L.  Data Extracts                                Quote                       $(***)
-----------------------------------------------------------------------------------------------
M.  Expand Bill Codes                                    $(***)plus  $(***)/sub
    (subscribers who exceed 24 billing                               who exceed 24
    codes)                                                           billing codes.
-----------------------------------------------------------------------------------------------
N.  System Enhancements
-----------------------------------------------------------------------------------------------
         Programming Charge per hour                                                    $(***)
-----------------------------------------------------------------------------------------------

*First ten (10) selects are included in the BSC.
Note 2: Conversion services include the initial set-up of System, Principles and Agents. These fees are related to post-conversion services.

Note 3: These services qualify as Database Maintenance Programming as referenced in Schedule A, Section 9(b).

CCS(TM) ISP Conversion Services
-------------------------------
(Reimbursable Expenses are excluded and billable):
A.    For Manual Conversions- Quote
B.    Programmatic Conversions- Quote
C.    Training:
      Additional Training (for up to 8 students)- $(***) per day, per instructor. (Based on an 8 hour day)

CSG Product Documentation Library:
----------------------------------
 .     CD-ROM Format (includes Volume 1-IV User Guide, UDF/RMS Manual and
      Interfaces Manual)- $(***)
 .     Hard Copy (per copy per System Site)
      1. CCS User Guide Volume 1- $(***)
      2. CCS User Guide Volume 2- $(***)
      3. CCS User Guide Volume 3- $(***)
      4. CCS User Guide Volume 4- $(***)
      5. CCS User Guide RMS/UDF Manual- $(***)


                                       27

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

      6. CCS User Guide Interfaces Manual- $(***)
 .     Complete Set of all six guides referenced above- $(***)
 .     Updates to Complete Set of all six guides referenced above- $(***)

4. CCS(TM) TELEPHONY SERVICES FEES -
------------------------------------

Basic Monthly Subscriber Charge (herein after referred to as BSC) - $(***)
Includes:

1. Customer record and file maintenance
2. Processing of rated messages
3. E911 updates
4. Directory listing updates
5. Number portability updates
6. Customer Account record exchange updates (CARE)
7. Line information data base updates (LIDB)
8. TAR updates
9. ESP Statement, one physical page/Telephony Format (excludes postage, paper and envelope costs).
      .     Software development required is per Quote.
10. Selected CCS Service Fees
11. Basic Vantage Reporting Services

Minimums:
Year             Monthly Subscriber Minimums     Monthly Processing Fee Minimums
----             -----------------------------   -------------------------------
1998             10,000                          $(***)
1999             20,000                          $(***)
2000             30,000                          $(***)
2001             40,000                          $(***)
2002             50,000                          $(***)
2003 to 2012*
*The monthly processing fee minimum for the years 2003 to 2012 will commence using the year 2002 monthly processing fee minimum adjusted annually pursuant to the terms and conditions of the Master Agreement.

Monthly Per System/Principle Charge included in BSC.
On-Line Allowance And Overage Charges:

--------------------------------------------------------------------------------
                                   MONTHLY ON-LINE
                                    ALLOWANCE PER        MONTHLY PER
            ITEM                      SUBSCRIBER        OVERAGE CHARGE
--------------------------------------------------------------------------------
A.  Work Orders on file                  7.64               $(***)
--------------------------------------------------------------------------------
B.  Statements stored on-line            6.25               $(***)
--------------------------------------------------------------------------------
C.  Details stored on-line              45.84               $(***)
--------------------------------------------------------------------------------
D.  Memos stored on-line                  6.0               $(***)
--------------------------------------------------------------------------------
E.  Inactive subscribers on file          .40               $(***)
--------------------------------------------------------------------------------


                                       28

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

CCS Telephony - Ancillary Service Fees

----------------------------------------------------------------------------------------------
                                   ANCILLARY SERVICE FEES
----------------------------------------------------------------------------------------------
                                           ONE TIME      MONTHLY       MONTHLY
                                          CHARGE PER   CHARGE PER     CHARGE PER
                  ITEM                      SYSTEM       SYSTEM       SUBSCRIBER    PER ITEM
----------------------------------------------------------------------------------------------
I.  Reporting & Decision
    Support Services
----------------------------------------------------------------------------------------------
A.  Microfiche
----------------------------------------------------------------------------------------------
    A.  Originals                                                   Included in
                                                                    BSC
----------------------------------------------------------------------------------------------
    B.  Duplicates                                                                     $(***)
----------------------------------------------------------------------------------------------
B.  Basic Vantage Reporting                                         Included in
                                                                    BSC
----------------------------------------------------------------------------------------------
C.  Selects
----------------------------------------------------------------------------------------------
    1.   Set-up fee per report                                      Included in    then $(***)
                                                                    BSC*
----------------------------------------------------------------------------------------------
    2.   Select records to print                                    Included in    then $(***)
                                                                    BSC*
----------------------------------------------------------------------------------------------
    3.   Select records to magnetic tape                            Included in    then $(***)
                                                                    BSC*
----------------------------------------------------------------------------------------------
    4.   Auto dialer
----------------------------------------------------------------------------------------------
         a.  Records read                                           Included in
                                                                    BSC
----------------------------------------------------------------------------------------------
         b.  Minimum charge per report                              Included in
                                                                    BSC
----------------------------------------------------------------------------------------------
         c.  Maximum charge per report                              Included in
                                                                    BSC
----------------------------------------------------------------------------------------------
    5.   Labels (printed at CSG's
         Production Facility)
----------------------------------------------------------------------------------------------
         a.  Cheshire labels                                                           $(***)
----------------------------------------------------------------------------------------------
         b.  LAB labels                                                                $(***)
----------------------------------------------------------------------------------------------
II. Other Ancillary Services
----------------------------------------------------------------------------------------------
A.  Equipment Inventory                                             Included in
                                                                    BSC
----------------------------------------------------------------------------------------------
B.  Tape transmission (lockbox)
----------------------------------------------------------------------------------------------
    1.   Per remittance processor                                   Included in
                                                                    BSC
----------------------------------------------------------------------------------------------
    2.   Lockbox reversal                                           Included in
                                                                    BSC
----------------------------------------------------------------------------------------------
    3.   Conversion Lockbox Cross
         Reference                                         $(***)
----------------------------------------------------------------------------------------------
C.  Autopackaging (maximum $(***))                                  Included in
                                                                    BSC
----------------------------------------------------------------------------------------------
D.  Account number format change               $(***)
----------------------------------------------------------------------------------------------
E.  Addition for a system, principle or
    agent  (Note 2)
----------------------------------------------------------------------------------------------
    1.   Setup of new system  (Note 3)         $(***)
----------------------------------------------------------------------------------------------
    2.   Setup of new principle/agent
         (Note 3)                              $(***)
----------------------------------------------------------------------------------------------
    3.   Add new agents (up to 10)
         (Note 3)                              $(***)
----------------------------------------------------------------------------------------------
F.  File maintenance (each request)
    (Note 3)                                    Quote
----------------------------------------------------------------------------------------------
G.  Tape Requests (per request)
----------------------------------------------------------------------------------------------
    1.   Subscriber Masterfile                 $(***)
----------------------------------------------------------------------------------------------
    2.   House Masterfile                      $(***)
----------------------------------------------------------------------------------------------
    3.   Converter Masterfile                  $(***)
----------------------------------------------------------------------------------------------
    4.   Work Order Masterfile                 $(***)
----------------------------------------------------------------------------------------------
    5.   General Ledger                  Incl. In BSC
----------------------------------------------------------------------------------------------
    6.   Financial Summary Tape          Incl. In BSC
----------------------------------------------------------------------------------------------
    7.   General Ledger & Financial
         Summary                         Incl. In BSC
----------------------------------------------------------------------------------------------
H.  User data/ report data files -
    special services
----------------------------------------------------------------------------------------------
    1.   Late user data file cards             $(***)
----------------------------------------------------------------------------------------------
    2.   Late reports data file cards          $(***)
----------------------------------------------------------------------------------------------
    3.   Late statement message card           $(***)
----------------------------------------------------------------------------------------------
    4.   Special user data file build          $(***)
----------------------------------------------------------------------------------------------
    5.   Special reports data file build       $(***)
----------------------------------------------------------------------------------------------


                                       29

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

----------------------------------------------------------------------------------------------
                                   ANCILLARY SERVICE FEES
----------------------------------------------------------------------------------------------
                                           ONE TIME      MONTHLY       MONTHLY
                                          CHARGE PER   CHARGE PER     CHARGE PER
                  ITEM                      SYSTEM       SYSTEM       SUBSCRIBER    PER ITEM
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
I.  Deconversion fees
----------------------------------------------------------------------------------------------
    1.   Deconversion Tapes per Site
         (incl. 2 sets)                        $(***)
----------------------------------------------------------------------------------------------
    2.   Online access fee                      Quote
----------------------------------------------------------------------------------------------
J.  Statement Reruns (Note 3)
----------------------------------------------------------------------------------------------
    1.   Monetary                                                                  $(***)/sub
                                                                                   plus $(***)
----------------------------------------------------------------------------------------------
    2.   Non-Monetary                                                              $(***)/sub
                                                                                   plus $(***)
----------------------------------------------------------------------------------------------
K.  Special Requests (Note 3)
----------------------------------------------------------------------------------------------
    1.   Cycle Freeze - per cycle per
         PRIN charge                                                                   $(***)
----------------------------------------------------------------------------------------------
L.  Converter Batch Upload Via Tape
    (each tape)                                $(***)
----------------------------------------------------------------------------------------------
M.  Mass Adjustments (per SAM
    transaction)/Passer                                                                $(***)
----------------------------------------------------------------------------------------------
N.  Data Extracts                               Quote                       $(***)
----------------------------------------------------------------------------------------------
O.  Expand Bill Codes                                               $(***)/sub
    (subscribers who exceed 24 billing                     $(***)   who exceed 24
    codes)                                                   plus   billing codes.
----------------------------------------------------------------------------------------------
P.  System Enhancements
----------------------------------------------------------------------------------------------
         Programming Charge per hour                                                   $(***)
----------------------------------------------------------------------------------------------
Q.  Switch Polling                              Quote                        Quote
----------------------------------------------------------------------------------------------
R.  New or updates to rate plans                Quote                        Quote
----------------------------------------------------------------------------------------------
S.  Special reports, fiche, or research         Quote                        Quote
----------------------------------------------------------------------------------------------
T.  CMDS Processing                             Quote                        Quote
----------------------------------------------------------------------------------------------

*First ten (10) selects are included in the BSC.

Note 2: Conversion services include the initial set-up of System, Principles and Agents. These fees are related to post-conversion services.

Note 3: These services qualify as Database Maintenance Programming as referenced in Schedule A, Section 9(b).

CCS(TM) Telephony Conversion Services
-------------------------------------
(Reimbursable Expenses are excluded and billable):
A.    For Manual Conversions- Quote
B.    Programmatic Conversions- Quote
C.    Training:
      Additional Training (for up to 8 students)- $(***) per day, per instructor. (Based on an 8 hour day)

CSG Product Documentation Library:
----------------------------------

 .     CD-ROM Format (includes Volume 1-IV User Guide, UDF/RMS Manual and
      Interfaces Manual)- $(***)
 .     Hard Copy (per copy per System Site)
      1. CCS User Guide Volume 1- $(***)
      2. CCS User Guide Volume 2- $(***)
      3. CCS User Guide Volume 3- $(***)
      4. CCS User Guide Volume 4- $(***)
      5. CCS User Guide RMS/UDF Manual- $(***)
      6. CCS User Guide Interfaces Manual- $(***)
 .     Complete Set of all six guides referenced above- $(***)


                                       30

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

 .     Updates to Complete Set of all six guides referenced above- $(***)

5. CCS(TM) DISCOUNTS-
---------------------

(a) Multiple CCS Services. For any account (an "account" is defined as a
    ----------------------
subscriber assigned to one subscriber number) which receives more than one of the following CCS Services - wireline video, ISP or residential telephony, on the same account, the aggregate basic subscriber monthly charge for all of the CCS Services that are billed under such account will be calculated by taking the sum of the basic subscriber charge set forth on Schedule D for each CCS Service
                                                ----------
billed under such account and subtracting $(***) per account per month, for each CCS Service in excess of one, billed under such account. The $(***) discount is not subject to Section 4 of the Master Agreement.

(b) Incremental New Subscribers. The basic subscriber charge for wireline video
    ----------------------------
subscribers set forth in Schedule D shall be eligible for discounts as follows:
                         ----------
The number of increments of 100,000 CCS wireline video subscribers in excess of the Minimum for CCS wireline video subscribers multiplied times the applicable Discount Factor set forth in the table below multiplied times the current basic subscriber charge for CCS wireline video subscribers.

Year                                                          Discount Factor
-----------------------------------------------------         ---------------
Effective Date through December 31, 1998                      (***)%
January 1, 1999 through December 31, 1999                     (***)%
January 1, 1999 through December 31, 2000                     (***)%
January 1, 1999 through December 31, 2001                     (***)%
January 1, 1999 through December 31, 2002                     (***)%
January 1, 1999 through December 31, 2003                     (***)%
January 1, 1999 through December 31, 2004                     (***)%
January 1, 1999 through December 31, 2005                     (***)%
January 1, 1999 through December 31, 2006                     (***)%
January 1, 1999 through December 31, 2007                     (***)%
January 1, 1999 through December 31, 2008                     (***)%
January 1, 1999 through December 31, 2009                     (***)%
January 1, 1999 through December 31, 2010                     (***)%
January 1, 1999 through December 31, 2011                     (***)%
January 1, 1999 through December 31, 2012                     (***)%


                                       31

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

6. CCS PRINT AND MAIL SERVICES FEES (per System Site)
-----------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                            ITEM/DESCRIPTION                                                       PRICE
---------------------------------------------------------------------------------------------------------------------------------
I.       ESP(R) Processing Fees
---------------------------------------------------------------------------------------------------------------------------------
         A.    First Physical Page, Duplexed (Front & Back), Black &
               White Print Only
---------------------------------------------------------------------------------------------------------------------------------
               1.   Generic Format                                                      $(***)  per statement per month
---------------------------------------------------------------------------------------------------------------------------------
               2.   Data Warehouse Format                                               $(***)  per statement per month
---------------------------------------------------------------------------------------------------------------------------------
               3.   CCS ACSR/Telephony Format                                            Quote
---------------------------------------------------------------------------------------------------------------------------------
               4.   Custom Format                                                        Quote
---------------------------------------------------------------------------------------------------------------------------------
         B.    Additional Physical Pages*, Duplexed (Front & Back),
               Black & White Print Only
---------------------------------------------------------------------------------------------------------------------------------
               1.   Statement                                                           $(***)  per physical page per month
---------------------------------------------------------------------------------------------------------------------------------
               2.   Ad Page/Coupon Page**                                               $(***)  per physical page per month
---------------------------------------------------------------------------------------------------------------------------------
         C.    Start Up Fees
---------------------------------------------------------------------------------------------------------------------------------
               Initial Cable System Location***                                         $(***)
---------------------------------------------------------------------------------------------------------------------------------
               Additional Cable System Locations****                                    $(***)
---------------------------------------------------------------------------------------------------------------------------------
         D.    CD-ROM Archival (only available for ESP statements)                      $(***)  per Data Frame plus postage
---------------------------------------------------------------------------------------------------------------------------------
               1.   Duplicate CD-ROM (price each)                                       $(***)
---------------------------------------------------------------------------------------------------------------------------------
         E.    ESP Development and Programming                                          $(***)  per hour/minimum per day
---------------------------------------------------------------------------------------------------------------------------------
         F.    Special Request Build Fee                                                $(***)  per build, per System Site
---------------------------------------------------------------------------------------------------------------------------------
         G.    Customized Statement Paper                                                Quote
---------------------------------------------------------------------------------------------------------------------------------
         H.    ESP Deconversion Fee                                                     $(***)  per hour
---------------------------------------------------------------------------------------------------------------------------------
         I.    Statement Extract Fee                                                    $(***)  per statement per month
---------------------------------------------------------------------------------------------------------------------------------

*NOTE: An additional physical page means text items, such as billing details or system-generated statement messages that overflow onto an additional physical page with no more graphics than those graphics tied to messages via the statement message module and no programmer intervention. The page may include static company information, such as, policies and procedures, payment locations, franchise authorities, etc. Only graphics from the ESP graphics library may be used on the additional physical page. Set-up and changes to this page are billed at the ESP Development and Programming Fee.

** An ad page/coupon page means targeted messages, coupons or advertisements using text, graphics and coupon borders generated on an additional physical page. No reverses or dark photos may be used, only gray scale graphics. This page may be duplexed, but only text may be printed on the back side. The conditional logic for this page can be by zip code or franchise. Set-up and changes to this page are billed at the ESP Development and Programming Fee.

*** Initial Cable System Location start-up includes: 16 hours of format programming and standard ESP conversion efforts (data testing through ESP format with confirmation of data standards and verification and approval by customer). Additional format programming and conversion efforts billed at ESP Development and Programming rates.

**** Additional Cable System Location start-up includes: Standard ESP conversion efforts (data testing through ESP format with confirmation of data standards and verification and approval by customer). Pricing assumes no changes in format. Additional format programming and conversion efforts billed at ESP Development and Programming rates.

---------------------------------------------------------------------------------------------------------------------------------
II.      Print and Mail Ancillary Service Fees
---------------------------------------------------------------------------------------------------------------------------------
         A.    Past Due Notices (excludes postage)
---------------------------------------------------------------------------------------------------------------------------------
               1.   Generic, per notice                                                 $(***)
---------------------------------------------------------------------------------------------------------------------------------
               2.   Generic, with bold lettering, per notice                            $(***)
---------------------------------------------------------------------------------------------------------------------------------
               3.   Custom, per notice                                                   Quote
---------------------------------------------------------------------------------------------------------------------------------
         B.    Computer Letters (excludes postage)
---------------------------------------------------------------------------------------------------------------------------------
               1.   Generic, per letter                                                 $(***)
---------------------------------------------------------------------------------------------------------------------------------
               2.   Custom, per letter                                                   Quote
---------------------------------------------------------------------------------------------------------------------------------


                                       32

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

6. CCS PRINT AND MAIL SERVICES FEES (per System Site )

---------------------------------------------------------------------------------------------------------------------------------
                            ITEM/DESCRIPTION                                                       PRICE
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
         C.    Delinquency Labels
---------------------------------------------------------------------------------------------------------------------------------
               1.   Spooled to site                                                     $(***)  per label
---------------------------------------------------------------------------------------------------------------------------------
               2.   Printed 4-up labels                                                 $(***)  per label
---------------------------------------------------------------------------------------------------------------------------------
               3.   Printed Cheshire labels                                             $(***)  per label
---------------------------------------------------------------------------------------------------------------------------------
               4.   Printed LAB labels                                                  $(***)  per label
---------------------------------------------------------------------------------------------------------------------------------
               5.   Reports ($(***) minimum charge)                                     $(***)  per report, per site
---------------------------------------------------------------------------------------------------------------------------------
         D.    Development and Programming                                              $(***)  per hour/minimum per day
---------------------------------------------------------------------------------------------------------------------------------
         E.    Special Request Build Fee                                                $(***)  per build, per System Site
---------------------------------------------------------------------------------------------------------------------------------
         F.    Paper, Envelope, Supply Purchasing                                        Quote
---------------------------------------------------------------------------------------------------------------------------------
         G.    Inserts
---------------------------------------------------------------------------------------------------------------------------------
               1.   Printing Services
---------------------------------------------------------------------------------------------------------------------------------
                    a.      Marketing/ad inserts                                         Quote
---------------------------------------------------------------------------------------------------------------------------------
                    b.      Other communication                                          Quote
---------------------------------------------------------------------------------------------------------------------------------
               2.   Processing (maximum of 5 inserts per statement)
                    (Note 1)                                                            $(***)  per insert per month
---------------------------------------------------------------------------------------------------------------------------------
               3.   Late insert notification                                            $(***)  per version per site
---------------------------------------------------------------------------------------------------------------------------------
               4.   Late arrival of inserts                                             $(***)  per version per site
---------------------------------------------------------------------------------------------------------------------------------
               5.   Holds or notification of insufficient inserts                       $(***)
---------------------------------------------------------------------------------------------------------------------------------
               6.   Returns to customer (handling fee)                                  $(***)  (Shipping costs passed to
                                                                                                customer)
---------------------------------------------------------------------------------------------------------------------------------
         H.    Set up charge
---------------------------------------------------------------------------------------------------------------------------------
               1.   Cycle size per System Site less than 550 statements                 $(***)  per cycle per System site
---------------------------------------------------------------------------------------------------------------------------------
               2.   Cycle size per System Site equal to or greater  than
                    550 statements and less than 3,000 statements                       $(***)  per cycle per System site
---------------------------------------------------------------------------------------------------------------------------------
               3.   Cycle size per System Site equal to or greater than
                    3,000 statements                                                 No Charge  per cycle per System site
---------------------------------------------------------------------------------------------------------------------------------

Note 1: Insert processing fees are based on inserts consistent with CSG specifications (See Exhibit F-1).


                                       33

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

7. CSG VANTAGE(R) -
-------------------
One Time Start-up Fee (per System Site):
----------------------------------------
         System Site Subscriber Count                Start Up Fee
         ----------------------------                ------------
         0 to 49,999                                 $(***)
         50,000 to 99,999                            $(***)
         100,000 and greater                         $(***)

Workstation Fees:
-----------------
 .     One-Time Fee - $(***) per workstation
 .     Annual Fee - $(***) per workstation

Basic Vantage Reporting (per System Site):
------------------------------------------
Monthly Subscriber Fee:             $(***) per Basic Subscriber
Includes 0.5 CPU Minutes per 1,000 Basic Subscribers, monthly maintenance, daily updates and file loads, initial file load, eight user ID's, installation and training services in Omaha, and Query Library (per query).

Training (per System Site):
---------------------------
 .    Conversion:
     1. Basic Vantage training at a regularly scheduled Omaha training class, as space permits. This will be allocated at one (1) class for up to two
         (2) people for the first $(***) (or portion of) of the "Monthly Subscriber Fee" for Vantage. For each additional $(***) (or portion of) of the "Monthly Subscriber Fee", one (1) additional person may attend the training class.
     2. Basic Vantage training at a scheduled regional training class, as space permits. This will be allocated at one (1) class for up to two (2) people for the first $(***) (or portion of) of the "Monthly Subscriber Fee" for Vantage. For each additional $(***) (or portion of) of the "Monthly Subscriber Fee", one (1) additional person may attend the training class.
     3. Basic Vantage training at a customer requested time and/or location is available on at the rate of $(***)/day plus Reimbursable Expenses for up to 8 students.

Ancillary Fees (per System Site):
---------------------------------
 .    Additional File Loads:                          $(***) per subscriber
 .    Additional User IDs:                            $(***) each
 .    File Structure Changes                          $(***) per hour
 .    Application development                         $(***) per hour
 .    Downline Load Software                          $(***) per System Site
 .    Additional CPU usage*                           $(***) per  CPU minute
 .    Usage by Regional and Corporate Billing Staff   $(***) per CPU minute
 .    Database Restructure**                          $(***) per System Site

      *CSG Vantage usage information (CPU Minutes) is tracked within CSG's Vantage processing environment through the use of a tool that provides systems management, chargeback, and resource accounting functions. Usage is tracked for the CPU time it takes the query to run and process against the Relational Database Management System (RDBMS). Vantage usage is not collected for network transmission time, elapsed time associated with wait in a shared resource environment, and elapsed time while developing a request(s). Vantage usage information is tracked in CPU Seconds.

      Charges for additional Vantage CPU Usage will be calculated for the total TCI entity using the total of allocated CPU minutes for those System Sites being charged for Basic Vantage Reporting compared to the actual CPU Usage of the total TCI entity.

      **This fee is for the deletion of an existing Vantage site (sys/prin) or the movement of an existing Vantage site (sys/prin) from one Division or Joint Venture structure to an alternate existing Division or Joint Venture structure within the currently defined TCI Vantage database schema.


                                       34

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

Static Tables:
--------------
 .     One Time Set-up Fee: $(***) per System Site
 .     Monthly Load Fee:  $(***)/data base per System Site
 .     Monthly Disk Storage: $(***)/megabyte (minimum of $(***) per month) per
      System Site

Monetary Transactions (Customer may store between one and six months of data):
------------------------------------------------------------------------------
 .     One Time Set-up Fee:  $(***) per System Site
 . Monthly Processing Fee: $(***) per sub, $(***) minimum per System Site . Monthly Disk Storage: $(***)/megabyte (minimum of $(***) per month) per
 .     System Site

Additional Work Order History:
------------------------------
 .     One Time Set-up Fee:  $(***) per System Site
 .     Monthly Processing Fee: $(***) for each month beyond two years for each database per System Site
 .     Monthly Disk Storage: $(***)/megabyte (minimum of $(***) per month) per
      System Site

Scheduling Calendar:
--------------------
 .     One Time Set-up Fee: $(***) per System Site
 .     Monthly Processing Fee: $(***)for each monthly schedule stored per System
      Site
 .     Monthly Disk Storage: $(***)/megabyte (minimum of $(***) per month) per
      System Site

Cluster Coding:  Annual subscription pricing available on request
---------------

Third Party Software:
---------------------
Is not incorporated and a separate purchase order shall be executed for third party software at CSG's Standard Price List.
      Forest & Trees                              $(***)/workstation
      Forest & Trees Annual Maintenance           $(***)/workstation

Output Charges:  Per agreement
---------------

NOTE: CSG will store up to 13 months of Customer's financial data and up to 24
----
months of Customer's work order data in the CSG Vantage database for so long as Customer pays the Fees and Charges for Vantage.

8. HITS DIGITAL -
-----------------

A. Perpetual Software Licenses in addition to the Agreement for licenses for 300
--------------------------------------------------------------------------------
System Sites executed by the parties, dated June 30, 1997.
----------------------------------------------------------

      Perpetual Software Licenses:   $(***) per System Site
      .     Includes HITS Digital Access (1.0 specifications)
      .     Includes CSG's standard one-time implementation for each System
            Location with work performed by CSG personnel in Omaha.

      Monthly Support Services:
      System Site Size                   Monthly Fee per System Site
      ----------------                   ---------------------------
      0 - 9,999 subscribers                       $(***)
      10,000 - 24,999 subscribers                 $(***)
      25,000 and greater subscribers              $(***)

B. HITS Implementation/Training:
--------------------------------

                                       35

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

      .     $(***) per day per person plus Reimbursable Expenses .

C. HITS Interface Development:
------------------------------
      . Development through 2.0 Specifications - $(***) per hour per person plus Reimbursable Expenses.
      . Development beyond 2.0 Specifications - $(***) per hour per person plus Reimbursable Expenses.

Fees vary depending on the project. The terms and conditions for each project will be set forth in the respective Statement of Work.

9.  ACSR(R) SOFTWARE LICENSE/MAINTENANCE/INSTALLATION/THIRD PARTY SOFTWARE-
---------------------------------------------------------------------------
A. CSG LICENSE FEES (prices exclude third party software, hardware,
-------------------------------------------------------------------
implementation, installation and customization):
------------------------------------------------
ACSR Perpetual Licenses for 5,000 workstations:                          $ (***)
      (Additional ACSR perpetual Licenses- $(***) per workstation)
ACSR Telephony Perpetual Licenses for 125 workstations:                  $ (***)
ACSR/CBT Perpetual Software License Fees (per server)                    $ (***)

CSG ANNUAL SOFTWARE MAINTENANCE FEES:
-------------------------------------
ACSR Perpetual Software License Maintenance Fees for 5,000 workstations: $ (***)
      (Additional ACSR Perpetual Software License Maintenance Fees-
      20% of License Fees)
ACSR Telephony Perpetual Software License Maintenance Fees for 125
      workstations:                                                      $ (***)
ACSR/CBT Perpetual Software License Maintenance Fees (per server)        $ (***)

PAYMENT TERMS:
--------------
      .     Due at Contract Execution:                                   $ (***)
      .     Due at September 30, 1997:                                   $ (***)
      .     Due 60 days after Contract Execution:                        $ (***)
      .     Due December 15, 1997                                        $ (***)
      .     Due March 15, 1998                                           $ (***)
      .     Due June 15, 1998                                            $ (***)
      .     Due July 15, 1998                                            $ (***)
NOTE: Subsequent years annual maintenance fees are due on the anniversary of CSG granting of the software license.

Monthly Facilities Management Processing (at CSG Facility) Support Fee - $(***)
-------------------------------------------------------------------------------
per month*
----------
Includes:
 .     UHS Facilities Management for Telephony
 .     SDS Facilities Management for Telephony

      *Does not include third party software or hardware costs


                                       36

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

CCS Products: ACSR Telephony - (Schedule C)
-------------------------------------------
NOTE:
 .     All third party fees are subject to change per third party vendor agreements and are provided at CSG's Standard Price List.
 .     Other third party software may be required for Telephony depending on customer's interface requirements for E911, CARE, etc.

B.  INSTALLATION SERVICES:
--------------------------
(REIMBURSABLE EXPENSES ARE EXCLUDED AND BILLABLE)
-------------------------------------------------

ACSR Only Installation & Startup Fee:
----
     Per System Site with Centralized TCI Server Configuration - $(***) Includes the support detailed in the Master Agreement Exhibit (C-3).

     Per Server located at System Site - $(***)
Includes the support detailed in the Master Agreement Exhibit (C-3).

ACSR Telephony Installation & Startup Fees (In addition to ACSR) - $(***).
--------------
Includes the additional support detailed in the Master Agreement Exhibit (C-3).


                                       37

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

ACSR/CIT/ACSR Telephony-Startup And Installation- Additional Services
---------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                              PRICE PER
              DESCRIPTION                  PRICE PER DAY       DEVICE        PRICE PER HOUR    PRICE PER ITEM   PRICE PER MONTH
--------------------------------------------------------------------------------------------------------------------------------
Site Survey
 (Per Location, $(***)/day min)                                                                    $(***)
--------------------------------------------------------------------------------------------------------------------------------
Site Diagram ($(***)/day min)                                                                      $(***)
--------------------------------------------------------------------------------------------------------------------------------
Server Configuration, Software
Installation, and Testing  (At CSG)                            $(***)
--------------------------------------------------------------------------------------------------------------------------------
Site Prep, Server Installation, and
pre-production Support                                         $(***)
--------------------------------------------------------------------------------------------------------------------------------
4030 Installation ($(***)/day min)                             $(***)
--------------------------------------------------------------------------------------------------------------------------------
Advantis Installation - 56k IP                                 $(***)
--------------------------------------------------------------------------------------------------------------------------------
Advantis Installation - Above 56k IP                           $(***)
--------------------------------------------------------------------------------------------------------------------------------
Printer Install ($(***)/day min)                               $(***)
--------------------------------------------------------------------------------------------------------------------------------
Workstation Install ($(***)/day min)
--------------------------------------------------------------------------------------------------------------------------------
       Quantity Per Site
--------------------------------------------------------------------------------------------------------------------------------
       0 to 5                                                  $(***)
--------------------------------------------------------------------------------------------------------------------------------
       6 to 11                                                 $(***)
--------------------------------------------------------------------------------------------------------------------------------
       12 to 22                                                $(***)
--------------------------------------------------------------------------------------------------------------------------------
       23 to 33                                                $(***)
--------------------------------------------------------------------------------------------------------------------------------
       34 to 44                                                $(***)
--------------------------------------------------------------------------------------------------------------------------------
       45 to 65                                                $(***)
--------------------------------------------------------------------------------------------------------------------------------
LAN Hub Install ($(***)/day min)                               $(***)
--------------------------------------------------------------------------------------------------------------------------------
Router Install ($(***)/day min)                                $(***)
--------------------------------------------------------------------------------------------------------------------------------
Modem Install ($(***)/day min)                                 $(***)
--------------------------------------------------------------------------------------------------------------------------------
Copy of CBT On CD ROM - In Addition To
License/Maint Fee                                                                                  $(***)
--------------------------------------------------------------------------------------------------------------------------------
1.    CD-ROM Format                                                                                $(***)
2.    Binder/Paper Format                                                                          $(***)
3.    Binder/Paper Format Updates                                                                  $(***)
--------------------------------------------------------------------------------------------------------------------------------
Custom Technical Support-Hourly                                                  $(***)
--------------------------------------------------------------------------------------------------------------------------------
Custom Technical Support - Monthly
Contract (includes 50 hours support)                                                                                $(***)
--------------------------------------------------------------------------------------------------------------------------------
1 Instructor Day User Training - Up to
8 Students                                    $(***)
--------------------------------------------------------------------------------------------------------------------------------
Hourly Technical Support, Consulting,
Systems Integration                                                              $(***)
--------------------------------------------------------------------------------------------------------------------------------
AOI API License Fee (per
application/per server interfaced)                                                                 $(***)
--------------------------------------------------------------------------------------------------------------------------------
AOI API Annual Maintenance Fee (per
application/per server interfaced                                                                  $(***)
--------------------------------------------------------------------------------------------------------------------------------
AML (ACSR Message Link) w/ Data
Warehouse - Perpetual License Fee                                                                  $(***)
--------------------------------------------------------------------------------------------------------------------------------
AML (ACSR Message Link) w/ Data
Warehouse - Annual Maintenance Fee                                                                 $(***)
--------------------------------------------------------------------------------------------------------------------------------
Forest & Trees License Fee (for CIT)                           $(***)
--------------------------------------------------------------------------------------------------------------------------------
Forest & Trees Annual Maintenance Fee
(for CIT)                                                      $(***)
--------------------------------------------------------------------------------------------------------------------------------


                                       38

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

C.  ACSR/ CIT/ ACSR TELEPHONY- (Third Party Software):
------------------------------------------------------
NOTES:
  1) All third party fees are subject to change per third party vendor agreements and are provided at CSG's Standard Price List
  2) Other third party software may be required for Telephony depending on customer's interface requirements for E911, CARE, etc.
  3)  ACSR Telephony requires CSG's ACSR and ESP.

 .     Third Party License And Maintenance Fees                     License (1 time)            Maint (annual)

Netmanage or Chameleon Host Link
         1 to 9 workstations                                  $     (***)/per workstation        $      (***)

         10 to 25 workstations                                $     (***)/per workstation        $      (***)
         26 to 99 workstations                                $     (***)per workstation         $      (***)
         100 to 499 workstations                              $     (***)/per workstation        $      (***)

         500 to 999 workstations                              $     (***)/per workstation        $      (***)

Brixton PU2.1 SNA Core Software                               $     (***)/per server             $      (***)

Brixton session for SNA server                                $     (***)/per 2 copies           $      (***)
(2 required per workstation sold in blocks of 20 only)

Brixton 3270 solaris client (1 required per server only)      $     (***)/per copy               $      (***)

BEA Tuxedo (required with CIT or Telephony)                   $     (***)/per workstation        $      (***)

Platinum EPM Agent                                            $     (***)/per server             $      (***)
(required with CIT or Telephony)

Platinum Forest & Trees* (1 required with CIT)                $     (***)/per copy               $      (***)
         *1 recommended with Telephony
Platinum Autosys Agent (required with Telephony)              $     (***)/per server             $      (***)

Postalsoft (required with Telephony)                          $     (***)/per workstation        $      (***)
                                                              ($(***) min)                       ($(***) min)

 .     Third Party Subscription Fees (Annual)

Postalsoft (required with Telephony)                          US Addresses          Canadian Addresses
         1 to   25 workstations                               $ (***)                   $ (***)
         26 to   50 workstations                              $ (***)                   $ (***)
         51 to 250 workstations                               $ (***)                   $ (***)
         251 to 500 workstations                              $ (***)                   $ (***)
         501+         workstations                            $ (***)                   $ (***)


                                       39

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

10. CSG VANTAGEPOINT(TM) -
--------------------------

A. VantagePoint(TM) (version 1.0) for Video Services:
-----------------------------------------------------
License Fee-                                                              $(***)
Includes Perpetual License Fee for one (1) single site with 12 users, unlimited records in database, standard installation and training, all required Third Party Software and other third party software associated with CSG VantagePoint(TM):
      .     Payment Terms For License Fees:   Due at contract execution   $(***)
                                              Due at December 15, 1997    $(***)
                                              Due at July 15, 1998        $(***)

      Annual Software Maintenance Fee - Twenty percent (20%) of License Fee.
      .     Payment Terms For First Year Software Maintenance Fee:
                                              Due at contract execution   $(***)

B. VantagePoint(TM) (version 1.0) for Telephony Services:
---------------------------------------------------------
License Fee for one (1) Perpetual License (single site, 12 users,
limited to 500,000 records):                                              $(***)
      Annual Software Maintenance Fee - Twenty percent (20%) of
      License Fee.                                                        $(***)
      .     Payment Terms (Initial License Fee & First Year Maintenance):
                                              Due 60 days after
                                              Contract Execution          $(***)
                                              Due December 15, 1997       $(***)
                                              Due March 15, 1998          $(***)
                                              Due June 15, 1998           $(***)
License Fee for additional records in excess of 500,000:
                                              500,001 to 1,000,000        $(***)
                                              1,000,0001 and greater      $(***)
      Annual Software Maintenance Fee for additional License Fees-
      Twenty percent (20%) of License Fee.
      .     Payment Terms (License Fee & First Year Maintenance):
                        Due upon CSG granting of License for additional records.

C. NOTE: Subsequent years annual maintenance fees are due on the anniversary of
--------
CSG granting of the software license.

NOTE: The fees set forth below apply only with respect to the three VantagePoint(TM) licenses (Doc. #2995) executed January 9, 1998.
      Fees:
      -----
      3 Customer Site Licenses-                                   $ (***)
      ($(***) per customer site license)
      Annual Maintenance Fee
      - 1998 maintenance - 3@ $(***) per customer site            $ (***)
      Subsequent Years Annual Maintenance Fee (due on Jan. 1, 1999
      and each subsequent Jan. 1st)
      - 3@ $(***) per customer site                               $ (***)*
      Installation/Training - 3@ $(***) per customer site         $ (***)
      Daily Data Feed (after 12/31/98)                            $ (***)
                                                                     /sub/month*

* These prices are not subject to Section 4 of the Master Agreement prior to January 1, 1999; there will be no price increase for any of the fees listed in this Amendment prior to January 1, 1999. Thereafter, these prices shall be subject to Section 4.


                                       40

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

      Payment Terms: (per customer site)
      --------------
      License Fee-
      - 1st payment (20% of license fee) due thirty days from execution date of this Amendment
      - 2nd payment (40% of license fee) due on installation completion or 6/15/98, whichever comes first
      - Final payment (40% of license fee) due on installation completion or 9/30/98, whichever comes first.
      Annual Maintenance Fee-
      - 100% of the 1998 Annual Maintenance Fee due thirty days after installation completion or 9/30/98, whichever comes first.
      - 100% of the Annual Maintenance Fee invoiced Jan. 1, 1999 and each subsequent Jan. 1 and due sixty days from date of invoice.
      Installation / Training Fee -
      - 100% due thirty days from installation completion or 9/30/98, whichever comes first.

      NOTE: For a period of 36 months from the execution date of this Amendment, Customer shall have the right to license additional workstations of the CSG VantagePoint User Application Modules set forth on page 3 of Exhibit E-1 for $(***) per workstation per User Application Module and an annual maintenance fee of $(***) per workstation per User Application Module. Thereafter, Customer may license additional workstations for a mutually agreeable fee.

      * License fee includes third party software set forth in page 2 of Exhibit E-1.
      *     License fee includes daily data feeds through 12/31/98.
      *     If Customer cancels its marketing download (included in BSC) then the VantagePoint data feed will be provided free of charge.
      *     Customer is responsible for reimbursing CSG for all of CSG's travel and travel related expenses.
      * 12 copies of VantagePoint documentation will be provided free of charge for each customer site.

D. Modules Included per Perpetual License:
------------------------------------------

Data Model/Conversion Engine
Marketing Analysis System
Campaign Management System
Executive Information System
ESP Message Link
ACSR Message Link

E. Exclusions:
--------------
 .     Customization to be subcontracted with Technical Services separately through a Statement of Work..
 .     Hardware and Equipment, CSG's Standard Price List.


                                       41

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

11. ISP DOMAIN SERVER SOFTWARE ( SINGLE SITE LICENSE) -
-------------------------------------------------------

Perpetual License Fee:
 .     $(***) per server (with up to 1,000,000 subscribers) due at delivery
 .     Licenses for additional subscribers in excess of 1,000,000 will be at
      CSG's then current rates.

Annual Software Maintenance Fee:
 .     First year maintenance-        $(***) due at delivery
 .     Subsequent years maintenance-  20% of license fee

ISP DOMAIN XBOI -
-----------------
XBOI Development Fee:                                $(***)
      XBOI Development Fee Includes:
      ------------------------------
      .     XBOI development team through January 1, 1998
      .     Project Management through January 1, 1998
      .     XBOI Executable development
      .     XBOI Documentation
      .     Product/Services API Executable
      .     Product/Services API Documentation
      .     Four (4) XBOI "Chalk Talk" sessions in Omaha
      .     Statement Extract Development
      .     Test Environment/Integration Testing Support
      .     New Client Training
      .     System Set Up
      .     NT server installation

      Payment Terms For Development Fees:
      -----------------------------------
            Due at November 30, 1997           $(***)
            Due at February 28, 1998           $(***)

XBOI Perpetual License Fee:                    $(***)
      .     (License Fee is waived)
      .     XBOI Perpetual License includes XBOI Executable Version 1.0

Version 1.0 includes the following transactions:
      SIU, SRQ, HSE, HIU, WOC, WCM, WIU, CII, CIU, SCU, WDO, WHS, WRQ, WTC, WDS, WCS, WRS, MBH, MBC, SAG, SAX, SAR, SAI, SAP, SSS.
Version 1.1 to include the following additional transactions:
      SFS, SSL, SMA, SMC, SMD, SMS, SAA, SRR, SAD.

Version 1.X to include the following additional transactions: SAT and Extension to UHS.
 .     Functionality for the SAT transaction will be determined after the Usage
      Handling (UH) and the Service Delivery (SD) components have been defined.

Annual Software Maintenance Fee:

      .     First year maintenance-$(***) due at delivery
      .     Subsequent years maintenance-$(***) due on anniversary date of delivery
      .     Version 1.1 will be provided under maintenance


                                       42

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

12. USAGE HANDLING SYSTEM -
---------------------------

Perpetual License Fee:
 .     $(***) per server (with up to 1,000,000 subscriber services) due at delivery
 .     Licenses for additional subscribers in excess of 1,000,000 will be at
      CSG's then current rates.

Annual Software Maintenance Fee:
 .     First year maintenance-        $(***) due at delivery
 .     Subsequent years maintenance-  20% of license fee

13. INFO EXPRESS -
------------------

Software License Fees:
----------------------
Perpetual Local Info Express License fee                          $(***) per IVR
(minimum initial purchase of 50 licenses)
      .     Third party hardware and software is additional

Software License Annual Maintenance Fees:                     20% of License fee
-----------------------------------------

Software License and Maintenance Payment Terms:
-----------------------------------------------
(for initial purchase of 50 licenses and related First year maintenance Fees)
      .     $(***) due upon Execution of this Agreement
      .     $(***) due on November 1, 1998
      .     Subsequent annual software maintenance Fees due on anniversary date of software license.

Installation Services:
----------------------
Includes:                                            $(***) per IVR Installation
      .     Installation of application on IVR
      .     Configuration of application software
      .     Configuration of CSG intelligent router
      .     Configuration of EIS Gateway
      .     Performance Testing

Additional Consulting or Training Services:
-------------------------------------------
(fees set forth in Schedule D).

14. DATA COMMUNICATION SERVICES-
--------------------------------
CSG agrees to provide Customer through December 31, 1997, for each System Site that used CSG Services prior to August 1, 1997 the following communication services.

 .     For all System sites with equal to or greater than 12,000 subscribers, CSG will provide, at no cost to Customer, the necessary hardware, software, communication line and communication equipment to provide communication services to such System Sites.

 .     For System Sites with equal to or greater than 12,000 subscribers but less than 50,000 subscribers, the communication line provided will be a 9600 baud circuit.

 .     For System Sites with equal to or greater than 50,000 subscribers, but less than 75,000 subscribers, the communication line provided will be a 14,400 baud circuit.

 .     For System Sites with 75,000 and more subscribers, the communication line provided will be a 19,300 baud circuit.


                                       43

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Customer will be responsible for all communication charges for System Sites with less than 12,000 subscribers and for any "Satellite office."

For all System Sites that initiated services after July 31, 1997, Customer will be responsible for all communication services charges.

Effective January 1, 1998, Customer will be responsible for all communication services charges, regardless of the date that CSG services were initiated.


                                       44

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

DATA COMMUNICATION SERVICES - (Without DBAN)

-----------------------------------------------------------------------------------------------------------------------
NUMBER                                  CIRCUIT SPEED/Without DBAN                                       MONTHLY
OF          MAXIMUM PRINTERS      (M-P = Multiple Locations per Circuit)     INSTALLATION CHARGE       CHARGE****
DEVICES*       SUPPORTED**        (P-P = Dedicated Circuit per Location)      (per System Site)     (per System Site)
-----------------------------------------------------------------------------------------------------------------------
1 - 4***        1-480 CPS                   M-P 4.8 KBPS / SNA                      $(***)               $(***)
-----------------------------------------------------------------------------------------------------------------------
10 - 35         1-475 LPM                   P-P 9.6 KBPS / SNA                      $(***)               $(***)
                1-480 CPS
-----------------------------------------------------------------------------------------------------------------------
3546 - 75       1-600 LPM
                1-475 LPM                   P-P 19.2 KBPS / SNA                     $(***)               $(***)
-----------------------------------------------------------------------------------------------------------------------
76 - 160        2-600 LPM                    P-P 56 KBPS / SNA                      $(***)               $(***)
                2-475 LPM
-----------------------------------------------------------------------------------------------------------------------

NOTE:

         * DEVICES equals terminals, printers, addressable, ARU, and ANI connections Requires 3174-91R controller or SNA gateway. Printers just being used for screen print are counted as devices but are not included here.

        **  Requires IBM 3174 controller or SNA gateway.

       *** Printers just being used for screen print are counted as devices but are not included here.

      **** Includes all modems and maintenance fees for installations and centralized help desk in the Continental U.S. For point-to-point circuits running at 9.6 KBPS; 14.4 KBPSand 19.2 KBPS,; and 56KBPS dial- back-up capability price $(***) per month, one time installation $(***). Each site must supply two business lines to connect to the dial-back-up modem. In addition, customer will pay any usage charges incurred. This capability backs up only the circuit, does not support modems or node. 56 KBPS/SNA circuit is required for each server running to ACSR software. If Customer requests to add DBAN to an existing circuit, the additional fee is a one time charge of $(***) for 9.6 and 19.2KBPS circuits plus $(***) per month. Customers are responsible for having two (2) Full Business Lines (FBL) installed to support their DBAN on the 9.6 and
            19.2 line speeds. The Customer is responsible for any installation fees and monthly recurring fees. For a 56KBPS circuit Customer the additional fee is a one time charge of $(***) plus $(***) per month.

            When DBAN is activated, Customer will incur long distance expenses while operating on the back up lines.

            Locations outside the Continental U.S. can be supported by dedicated circuits, and will be subject to the following monthly surcharges: submissions of special bid from CSG's Network Provider. Alaska- $(***) (Circuit) ; N/A (Dial-Back-Up) oHawaii- $(***) (Circuit) ; $(***) (Dial-Back-Up) oPuerto Rico- $(***) (Circuit) ; $(***) (Dial-Back-Up)

--------------------------------------------------------------------------------
Customer will incur CSG's out-of-pocket order processing and telco expenses for any order canceled. CSG will not place orders more than 120 days before the conversion date.

The above fees apply only with respect to System Sites set forth on Exhibit A-1 as of the Effective Date; however, with respect to System Sites added to Exhibit A-1 after the Effective Date, such fees are subject to change at any time.


                                       45

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

DATA COMMUNICATION SERVICES - (With DBAN)

-----------------------------------------------------------------------------------------------------------------------
NUMBER                                    CIRCUIT SPEED/With DBAN                                      MONTHLY
OF            MAXIMUM PRINTERS            P-P = Dedicated Circuit          INSTALLATION CHARGE        CHARGE****
DEVICES*        SUPPORTED**                    (per Location)               (per System Site)     (per System Site)
-----------------------------------------------------------------------------------------------------------------------
  1- 35          1-475 LPM                  P-P 9.6 KBPS / SNA                   $(***)                 $(***)
                 1-480 CPS
-----------------------------------------------------------------------------------------------------------------------
 35 - 75         1-600 LPM                  P-P 19.2 KBPS / SNA                  $(***)                 $(***)
                 1-475 LPM
-----------------------------------------------------------------------------------------------------------------------
76 - 160         2-600 LPM               P-P 56 KBPS Fan Out / SNA               $(***)                 $(***)
                 2-475 LPM
-----------------------------------------------------------------------------------------------------------------------

NOTE:

         * DEVICES equals terminals, printers, addressable, ARU, and ANI connections

        **  Requires IBM 3174 controller or SNA gateway

       *** Printers just being used for screen print are counted as devices but are not included here.

      **** Includes all modems and maintenance fees for installations and centralized help desk in the Continental U.S. For point-to-point circuits running at 9.6 KBPS; ; 19.2 KBPS; and 56KBPS.

            Customers are responsible for having two (2) Full Business Lines
            (FBL) installed to support their DBAN on the 9.6 and 19.2 line speeds. The Customer is responsible for any installation fees and monthly recurring fees.

            When DBAN is activated, Customer will incur long distance expenses while operating on the back up lines.

            Locations outside the Continental U.S. can be supported by dedicated circuits, and will be subject to submissions of special bid from CSG's Network Provider.

--------------------------------------------------------------------------------
Customer will incur CSG's out-of-pocket order processing and telco expenses for any order canceled. CSG will not place orders more than 120 days before the conversion date.

The above fees apply only with respect to System Sites set forth on Exhibit A-1 as of the Effective Date; however, with respect to System Sites added to Exhibit A-1 after the Effective Date, such fees are subject to change at any time.


                                       46

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

                              TCP/IP CONNECTIONS
                          DATA COMMUNICATIONS PRICING
                   HOST SERVER REQUIRED AT CUSTOMER LOCATION

--------------------------------------------------------------------------------------------------------------------
                                         CIRCUIT SPEED                     INSTALLATION              MONTHLY*
                                    P-P = Dedicated Circuit                   CHARGE                  CHARGE
                                        (per Location)                  (per System Site)       (per System Site)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Primary/Connection
--------------------------------------------------------------------------------------------------------------------
IP Circuits                 56 KBPS                                           $(***)                  $(***)
--------------------------------------------------------------------------------------------------------------------
                            128 KBPS                                          $(***)                  $(***)
--------------------------------------------------------------------------------------------------------------------
                            256 KBPS                                          $(***)                  $(***)
--------------------------------------------------------------------------------------------------------------------
                            512 KBPS                                          $(***)                  $(***)
--------------------------------------------------------------------------------------------------------------------
                            1,544 MBPS                                        $(***)                  $(***)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                             SECOND LEASED LINE IS AVAILABLE EQUAL TO THE PRIMARY LINE
                                         CIRCUIT SPEED                     INSTALLATION              MONTHLY*
                                    P-P = Dedicated Circuit                   CHARGE                  CHARGE
                                        (per Location)                  (per System Site)       (per System Site)
--------------------------------------------------------------------------------------------------------------------
Secondary Connection
--------------------------------------------------------------------------------------------------------------------
                            56 KBPS                                           $(***)                  $(***)
--------------------------------------------------------------------------------------------------------------------
                            128 KBPS                                          $(***)                  $(***)
--------------------------------------------------------------------------------------------------------------------
                            256 KBPS                                          $(***)                  $(***)
--------------------------------------------------------------------------------------------------------------------
                            512 KBPS                                          $(***)                  $(***)
--------------------------------------------------------------------------------------------------------------------
                            1,544 MBPS                                        $(***)                  $(***)
--------------------------------------------------------------------------------------------------------------------

NOTE:

            Token ring or SDLC adapter card can be installed in any of the above configurations.
            Token Ring Card is $(***) per month
            SDLC Adapter Card/SNA Support is $(***) per month

      * All IP connections require a back up connection as reviewed with CSG's Engineer.Includes all modems and maintenance fees for installations and centralized help desk in the Continental U.S. For point-to-point circuits running at 9.6 KBPS; 14.4 KBPS; and 19.2 KBPS, dial- back-up capability price $(***) per month, one time installation $(***). Each site must supply two business lines to connect to the dial-back-up modem. In addition, customer will pay any usage charges incurred. This capability backs up only the circuit, does not support modems or node. 56 KBPS circuit is required to support CSG's data warehouse product.

            Locations outside the Continental U.S. can be supported by dedicated circuits, and will be subject to submissions of special bid from CSG's Network Provider.

--------------------------------------------------------------------------------
Customer will incur CSG's out-of-pocket order processing and telco expenses for any order canceled. CSG will not place orders more than 120 days before the conversion date.

The above fees apply only with respect to System Sites set forth on Exhibit A-1 as of the Effective Date; however, with respect to System Sites added to Exhibit A-1 after the Effective Date, such fees are subject to change at any time.


                                       47

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

NETWORK SERVICES - TIMELINES AND PRICING

----------------------------------------------------------------------------------------------------------------------
                                                         # OF WORK DAYS                              PRICING
           TYPE OF SERVICE                      (Mon. - Fri. excluding holidays)                (per System Site)
----------------------------------------------------------------------------------------------------------------------
SNA Circuit installations              35 work days from entry into CSG's                   per Customer contract
                                       order process system. Entry into the
                                       system can take 2 - 5 days after the
                                       physical site information (complete
                                       address, technical contact and phone
                                       number) is verified.

Multi-Protocol (MPN) Circuit           40 work days from entry into CSG's order
installations                          process system after design review of your
                                       network configuration which can take 7 -
                                       10 days.
----------------------------------------------------------------------------------------------------------------------
Circuit expedites (SNA circuits only   25 work days (no guarantee on meeting requested      $(***) Processing fee, --
multi-protocol circuits can not        delivery date)                                       plus installation and
be expedited)                                                                               monthly line fees.
----------------------------------------------------------------------------------------------------------------------
Change circuit speed (upgrades from    35 work days                                         $(***) processing
4.8 to 9.6, 9.6 bridged to 9.6 point                                                        fee/plus installation
to point, and from 19.2 to 56k are                                                          cost and monthly line
not included because a new circuit                                                          fees
is required) 9.6 point to point to
14.4 or 19.2 (only requires a modem
change)
----------------------------------------------------------------------------------------------------------------------
Disconnect circuit (Can not be         30 work days                                         $(***)
expedited)
----------------------------------------------------------------------------------------------------------------------
On-Prem move                           20 work days                                         $(***) plus telco
                                                                                            charges
----------------------------------------------------------------------------------------------------------------------
Off-Prem move
       Disruptive                      25 work days                                         $(***) plus telco charges
       Non-disruptive (New Start Up)   35 work days plus 2 -5 days for verification of
                                       address, technical contact and phone number.
----------------------------------------------------------------------------------------------------------------------
Dial Back up to an Alternate Node      35 work days                                         $(***) plus cost of new
(DBAN)                                                                                      telco line*
----------------------------------------------------------------------------------------------------------------------
Switched 56 Backup (56kbps only)       35 work days                                         $(***) plus cost of new
                                                                                            telco line *
----------------------------------------------------------------------------------------------------------------------
Passport/ TCP/IP Dial                  10 work days                                         $(***)  plus a one time
                                                                                            $(***) diskette charge**
----------------------------------------------------------------------------------------------------------------------
NOTE: Expedites for the following services will incur an additional processing fee          $(***) (expedite
                                                                                            processing fee)
----------------------------------------------------------------------------------------------------------------------
Access Changes (Region Change, Group   5 work days                                          $(***) per controller
ID Change, Sys/Prin Add/Delete)
----------------------------------------------------------------------------------------------------------------------
Add Terminal Controller Unit (Add PU)  15 work days                                         $(***)
----------------------------------------------------------------------------------------------------------------------
Change Terminal Controller Unit        15 work days                                         $(***)
----------------------------------------------------------------------------------------------------------------------
Delete Terminal Controller Unit        15 work days                                         $(***)
(Delete PU)
----------------------------------------------------------------------------------------------------------------------


                                       48

  CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES
    OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN
                     OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

----------------------------------------------------------------------------------------------------------------------
                                                         # OF WORK DAYS                              PRICING
           TYPE OF SERVICE                      (Mon. - Fri. excluding holidays)                (per System Site)
----------------------------------------------------------------------------------------------------------------------
Reconfigure Terminal                   10 work days                                          $(***)
Controller/Brixton (various order
types/changes requires a
reconfiguring of  the
controller/addressable device)
----------------------------------------------------------------------------------------------------------------------
Add R# (Remote Job Entry)              30 work days                                          $(***) (first time setup)
Add R# - Change to existing setup      30 work days                                          $(***) (change from
                                                                                             existing setup)
----------------------------------------------------------------------------------------------------------------------
Add Ports for terminals, printers,     15 work days                                          $(***) per port, $(***)
PC's and additional sessions                                                                 max/controller
----------------------------------------------------------------------------------------------------------------------
Change ports                           15 work days                                          $(***) per port
----------------------------------------------------------------------------------------------------------------------
Delete ports                           15 work days                                          $(***) per port
----------------------------------------------------------------------------------------------------------------------
Re-installation of  an addressable     10 work days (assumes all programming and             $(***) per hour
device (assumes  device was            connectivity remained  unchanged)                     (1 hour minimum)
previously disconnected by  Customer)
----------------------------------------------------------------------------------------------------------------------
Add Ports for addressable devices      20 work days                                          per contract exhibit
----------------------------------------------------------------------------------------------------------------------
Change ports for addressable devices   20 work days                                          per contract exhibit
----------------------------------------------------------------------------------------------------------------------
Add PU for addressable devices         20 work days                                          per contract exhibit
----------------------------------------------------------------------------------------------------------------------

        * client will incur reoccurring monthly charges plus usage rate ** client will incur hourly usage rate




                                       49

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

Equipment Installation Outside Normal Work Hours
------------------------------------------------
 .     Technicians are available for over-the-phone equipment installation during the hours of 5:00 AM and 9:00 PM CST Monday through Friday at no additional charge to the Customer. If a Customer prefers to have a device installed outside the established work hours, on a weekend, or a holiday --- the Customer will be billed at a rate of $(***) per hour (1 hour minimum) for technical assistance

Technical and Engineering Services/Support - CSG charges for consulting
------------------------------------------
services, non-standard installation services and technical assistance on Customer owned/leased equipment or Customer local/wide area networks)
 .     Technical onsite visit is $(***) per day (8 hour day) plus travel and related expenses
 .     Consulting Services via phone is $(***) per hour (1 hour minimum)

Direct Connect Into The CSG Millenium Center (per System Site)
--------------------------------------------------------------
(For Customer Frame Relay Configurations)

Installation Fee:          $(***)
Monthly Recurring:         $(***)

CSG Direct Connect (Customer Frame Relay):
-----------------------------------------
If a Customer chooses to do a direct connect into the CSG Denver facility, there are charges associated with this connection. CSG has equipment in place to isolate our Customers from one another and to provide a firewall to the mainframe services CSG offers.

CSG Customers are responsible for there own circuit(s) into the facility as well as any equipment associated with that circuit, including the DSU(s) and router(s). CSG would then provide a "subnet" into our Cisco router equipment. Mainframe services are provided through our router equipment. The costs associated with this connectivity includes a one-time connect fee, and a monthly fee thereafter. All Frame Relay connections must be reviewed with a CSG Engineer.

CSG's Direct Connect Services Include:
      1.    Cisco 7000 and Cisco 7206 Routers
            .     CSG's access to the mainframe services
            .     Redundant power supplies
            .     Configured for "Hot Standby" to provide redundancy and
                  reliability
            .     Covered by Cisco on a 7/24 maintenance agreement
            .     Includes base unit
            .     Includes the cards necessary to supply the ports for our
                  Customers
      2.    Managed Hubs
            .     Necessary to provide a "subnet" for each Customer on a private dedicated segment of the routers
      1.    Cabinets
            .     Provide the necessary rack space to "cleanly" mount all
                  equipment
      2.    Facility Floor Space
            .     A temperature controlled, UPS'd facility for all Customer
                  equipment
      3.    Mainframe TIC Connection
            .     CSG pays a cost associated with our connection to the
                  mainframe
      4.    Remote Monitoring
            .     Tools to monitor the Cisco routers, Token Ring subnets, and
                  Ethernet subnets
            .     Tools to page an on-call engineer when a threshold has been exceeded
            .     Tools to do packet level analysis
            .     Tools to perform utilization/trending analysis




                                       50

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

      5.    Network Engineer
            .     To support CSG's direct connect equipment

            .     Does NOT provide coverage for the Customer's equipment

Customer will incur CSG's out-of-pocket order processing and telco expenses for any order canceled. CSG will not place orders more than 120 days before the conversion date.

The above fees apply only with respect to System Sites set forth on Exhibit A-1 as of the Effective Date; however, with respect to System Sites added to Exhibit A-1 after the Effective Date, such fees are subject to change at any time.







                                       51

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

CCS Equipment Pricing:
---------------------
Provided at CSG's then current rates.

Note: Customer is responsible for obtaining and installation of all computer hardware, software, peripherals and necessary communications facilities, including, but not limited to printers, servers, power supply, workstations, printers, concentrators, communications equipment and routers (the "Required Equipment") which are necessary in order for the Customer to utilize the Services and Products as defined in the Master Agreement. Customer shall be responsible for the Required Equipment, including, but not limited to the costs of procuring, installing, bar coding hardware/software, operating and maintaining such Required Equipment unless otherwise noted in the Customer's Master Agreement.








                                       52

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

15. FINANCIAL SERVICES' FEES -
------------------------------

A.  Credit Card Processing:
--------------------------
1. Real-time authorization and daily settlement of "one-off" credit card transactions

      (a) Start up fee                    $(***) one time charge per System Site

      (b) Maintenance fee                 $(***) monthly charge per System Site

      (c) Accepted transaction fee        $(***) per item per System Site

2. Recurring Credit Card Transactions (per System Site)
      (a) Accepted Transaction  Fee
      .     0-1,000 transactions          $(***) per item
      .     1,001 -2,000 transactions     $(***) per item
      .     2,001 - 3,000 transactions    $(***) per item
      .     3,001 - 4,000 transactions    $(***) per item
      .     4,001 - 5,000 transactions    $(***) per item
      .     5,001 and up transactions     $(***) per item

B.  Cash Register Receipts:
Each CSG Customer System Site will be charged a monthly fixed fee of $(***) for processing front counter receipts for payment and equipment.

Each CSG Customer System Site will be charged a one-time start-up fee of $(***)

"Other Fees":
      Cash Register Receipts processing requires specific approved and certified equipment and forms. Additional pricing for equipment and forms is available upon request.






                                       53

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

16. SUMMITRAK CUSTOMER MANAGEMENT SYSTEM -
------------------------------------------
Monthly processing fee per subscriber* - $(***)
(Price does not include postage costs)

Customer is responsible for any and all hardware, software and communication lines required with the use of the Summitrak Customer Management System.

*Pricing is subject to change on or after January 1, 1998 based upon mutually agreed terms.

17. SUMMITRAK PAY-PER-VIEW SERVICE -
------------------------------------
Monthly processing fee per transaction* - $(***)
Monthly minimum processing fee - $(***)

Customer is responsible for any and all hardware, software and communication lines required with the use of the Impulse Pay-Per-View Service System.

*Pricing is subject to change on or after January 1, 1998 based upon mutually agreed terms.

CSG SYSTEMS, INC. ("CSG")           TCI CABLE MANAGEMENT CORPORATION("Customer")

By: /s/ Joseph T. Ruble             By:  /s/ Ann Montgomery
    ------------------------             ------------------------------

Note: Any other fees and charges for any CSG Product or Service provided or licensed to Customer and not listed above shall be set forth in the subsequently executed Schedule for such Product or Service.






                                       54

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

                            EXHIBIT F-1 (page 1 of 3)
                            -----------

Mailing Services Specifications and Packaging of Inserts
--------------------------------------------------------
The client can supply the inserts or CSG can produce them for the client. Printing of inserts by CSG allows fast, reliable delivery, permits shorter lead-times, and ensures that all of the design and production specifications described below will be met. CSG requires that a 5% overage be added to the volume of inserts you order to allow for any damages. The inserts must be delivered 7 business days prior to the start date. Failure to meet this lead-time will result in a $(***) late fee and will delay the insertion of those pieces. Additional fees are applicable if LOAs and/or inserts arrive after print cycle which would requires statement and postal report reruns. CSG will destroy inserts within 60 days of receipt unless disposition says to return. Inserts should not be shipped prior to 30 days before first cycle used. No insert will be stored for longer than 90 days at the CSG warehouse.

Specifications for inserts
--------------------------
1) Size
   ----
If the size of your statement is 7 x 11:
      a) Maximum size of a finished insert = 7 x 3 1/2 inches
      b) Minimum size of a finished insert = 5 1/2 x 3 inches
If the size of your statement is 8 1/2 x 11:
      a) Maximum size of a finished insert = 8 3/4 x 3 3/4 inches
      b) Minimum size of a finished insert = 5 1/2 x 3 inches
2) Paper specifications
   --------------------
      a) Paper stock minimum weights are:
            50 lbs. minimum - uncoated and unfolded
            50 lbs. minimum - coated and folded
            *60 lbs. offset paper is considered standard.
      b) Anything under 50 lbs. stock or hard finished paper cannot be inserted. (Example: varnish)
      c) Maximum weight is postcard stock.
3) Fold
   ----
      a) Single folds are acceptable.
      b) Unacceptable are two-fold that are accordion folds, end folds, or `Z' folds.
      c) Folds must have sharp creases which maintain the accuracy of the fold throughout the print run. Below are graphics that show acceptable and not acceptable insert fold for machine insertion.
      d) Folded inserts must face the same direction in each bundle. Do not crisscross inserts within bundles, as this will result in a rebanding charge. Special are should be taken during folding and packaging to prevent the inserts from nesting one inside the other.

Acceptable folds for machine insertion
----------

[GRAPHIC]                             [GRAPHIC]

         Single fold is acceptable             Standard three fold is acceptable



                                       55

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                            EXHIBIT F-1 (page 2 of 3)
                            -----------

                      Not acceptable for machine insertion
                      --------------

[GRAPHIC]                                [GRAPHIC]

      Accordion fold is not acceptable            End fold is not acceptable

CSG does not insert pieces with staples, plastic, metal, magnets or other foreign materials as these jam and can damage the machines. If you are not certain an insert will meet CSG's specifications please contact your Insert Control Representative.

4) Identification of inserts
   -------------------------
      a) Inserts that are similar in appearance must have the Client ID # or Business Unit # printed on the insert itself. This needs to be placed on the outside of the insert that readily identifies one version from another. The advantage of having the insert number on each insert and in a consistent location is to aid in identifying the inserts as they are received at the warehouse. It also provides each department that handles the inserts an instant visual as they verify, prepare and insert the statement order.
      b) Large orders of look-a-like inserts, either generic or customized, should be preceded by a manifest which lists quantity, Client ID # or Business Unit #. This will assure the proper distribution of the inserts.
      c) Quantity - please note that the printing industry standard is plus or minus 10% so make adjustments accordingly. CSG requests an additional 5% over the amount needed for machine damages during insertion.

Packaging of the inserts
------------------------
1) Banding
   -------
      a) Banding is required for all inserts. They are to be banded into 3-4 inch bundles the quantity per bundle must be divisible by 50; the quantity per bundle must be consistent in each bundle.
      b) Paper banding is preferred over other types. Paper bands must be of heavy stock and no less than 3 inches wide and securely fastened.
      c) Rubber band should be size #64 (3 1/2x1/32x1/4)
            * Single sheet inserts should be banded with a single rubber band placed in the center of the bundle. Ensure that the bands are not too tight, which could cause warping; or too weak which could snap during shipment
            * Multi-page folded inserts should be banded with a rubber band placed on each end. This prevents warping of material and allows a better flow during insertion with less damages.
      d) The fold of the inserts must face the same direction in a bundle.
      e) Shrink wrapping is permissible. Ionization of shrink wrapped bundles is preferred.

All unbanded material for insertion into cycle billing orders will be banded at a cost to the client of $5.00 per 1,000.




                                       56

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                            EXHIBIT F-1 (page 3 of 3)
                            -----------
2) Packing and Shipping
   --------------------
      a) Boxes need to be packaged so that contents do not shift, move or otherwise be subject to damage during shipment. Delays occur in the processing of inserts when a package is received with contents damaged. Inserts damaged excessively during shipping will be refused.
      b) All material should be shipped in securely taped, strong cartons (200 lb. test cardboard) with reinforced sides to prevent the material from becoming curled, bent at the corners or mutilated during shipment.
      c) Total box weight cannot exceed 50 lbs. Inserts should be securely packed within the cartons.
      d) Only one version or type of insert per box.
      e) A shipping document must accompany each shipment, again listing customer name, customer/system #, number of cartons, and quantity per box.
      f) CSG will refuse any C.O.D. shipment.
      g) All inserts shipped to CSG will be inspected to ensure that specifications are adhered to. Insert shipments that do not adhere to specifications or have quantities that are in question may not be accepted. CSG Systems the right to refuse inserts that do not meet our specifications or are damaged during shipment.
      h) All material must be delivered on wooden pallets of 36" x 48" in dimension. (DO NOT double stack pallets)


                                       57

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                                                   EXHIBIT 2.19H

                           Pages where confidential treatment has been requested
                           are stamped "Confidential Treatment Requested and the
                            Redacted Material has been separately filed with the
                              Commission," and places where information has been
                                           redacted have been marked with (***).

                            TWENTY-SECOND AMENDMENT
                                      TO
                        RESTATED AND AMENDED CSG MASTER
                    SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT
                                    BETWEEN
                               CSG SYSTEMS, INC.
                                      AND
                       TCI CABLE MANAGEMENT CORPORATION

This Twenty-Second Amendment (the "Amendment") is executed this 31st day of March, 1999, and is made by and between CSG Systems, Inc., a Delaware corporation ("CSG") and TCI Cable Management Corporation ("Customer"). CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement dated August 10, 1997, which has subsequently been amended pursuant to separately executed amendments (collectively, the "Agreement"), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1. Schedule D of the Agreement is hereby amended to include the fees set forth below for CSG.web.

---------------------------------------------------------------------------------------------------------------------------------
                           CSG.Web Product License Fee
                      (Enterprise-Wide Version of CSG.Web)
---------------------------------------------------------------------------------------------------------------------------------
                    ITEM/DESCRIPTION                                                       PRICE
---------------------------------------------------------------------------------------------------------------------------------
Perpetual Software License Fees*
1. CSG.web Perpetual License Fee                           $(***)
---------------------------------------------------------------------------------------------------------------------------------
Annual Software Maintenance Fees:
1. CSG.web Annual Maintenance Fee                          $(***) for the maintenance period commencing upon the
                                                           execution of this Amendment and ending December 31, 1999.
                                                           $(***) per calendar year commencing on January 1, 2000
---------------------------------------------------------------------------------------------------------------------------------
Other Fees:
---------------------------------------------------------------------------------------------------------------------------------
1. Monthly Transaction Fees**
---------------------------------------------------------------------------------------------------------------------------------
     a.    Monetary Transactions (Note 1)                  $(***) per monetary transaction
     b.    Non-Monetary Transactions (Note 2)              $(***) per non-monetary transaction
---------------------------------------------------------------------------------------------------------------------------------
2. System Principle Activation Fee (one-time)***           $(***) per System Principle
---------------------------------------------------------------------------------------------------------------------------------
3. Mandatory custom development of work product
---------------------------------------------------------------------------------------------------------------------------------
     Minimum per installation (40 hours)                   $(***)
---------------------------------------------------------------------------------------------------------------------------------
     Hourly rate                                           $(***) per hour, per person
---------------------------------------------------------------------------------------------------------------------------------
4. Optional Training
---------------------------------------------------------------------------------------------------------------------------------
     Per day rate (one trainer/8 hour day)                 $(***) per day plus travel and travel related expenses.
---------------------------------------------------------------------------------------------------------------------------------

*Fees payable in accordance with Section 1 of the Agreement.
**A portion of the Monthly Transaction Fees include Facilities Management of the CSG.web software
*** This fee is only charged to those System Principles that convert CSG.web subsequent to the initial Enterprise-Wide implementation.

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

Note 1: Definition of Monetary Transactions: Monetary Transactions shall currently be defined as web-site activity that creates CCS System transactions which result in a sale of product or services to the web user including, the ordering of Pay Per View services and Upgrade services on addressable sites only.

Note 2: Definition of Non-Monetary Transactions: Non-Monetary Transactions shall currently be defined as web-site activity that creates CCS System transactions other than those currently defined above as Monetary Transactions including, viewing Subscriber Statements and viewing Existing Services. The total fee that Customer shall be obligated to pay CSG for non-monetary transactions only, in any calendar month, shall not exceed $(***) (***) per subscriber per month (the "Cap"), based on Customer's total subscriber base for the applicable calendar month.

Note 3: No Hit Transactions shall currently include the following:
      (a) The current method of Payment of the Bill, which involves the interaction of a CSR or other designated representative.
      (b)   The display of the Channel Line-up
      (c)   "Who are We" informational pages.
      (d)   Survey informational pages
      (e)   Merchandise informational pages

Should new transactions arise which are not listed herein, which CSG desires to designate as monetary transactions, CSG shall first notify Customer and give Customer the opportunity to restrict subscriber's access to such transactions if Customer desires to do so.

2. In the event that CSG develops an electronic commerce solution that provides substantially the same functionality and services as CSG.web, and Customer elects to utilize such electronic commerce solution, CSG agrees to negotiate with Customer, in good faith, regarding Customer's investment in CSG.web.

THIS AMENDMENT is executed on the day and year first shown above.

CSG SYSTEMS, INC. ("CSG")              TCI CABLE MANAGEMENT CORPORATION
                                       ("Customer")


By:  /s/ Joseph T. Ruble               By:  /s/ Scott D. Besselievre
   --------------------------------       --------------------------------------

Name:    Joseph T. Ruble               Name:    Scott D. Besselievre
     ------------------------------         ------------------------------------

Title:   V.P. & General Counsel        Title:   Executive Director, Customer Ops
      -----------------------------          -----------------------------------


                                       2

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                                                   EXHIBIT 2.19H

                                  SCHEDULE L

                         CSG.web(TM) SOFTWARE LICENSE

This Schedule L is made as of this 31st day of March, 1999, between CSG Systems, Inc. ("CSG") and TCI Cable Management Corporation ("Customer"), pursuant to the Restated and Amended Master Subscriber Management System Agreement executed as of August 10, 1997, and of which this Schedule L forms an integral part.

1. License and Facilities Management Services. CSG hereby grants Customer, and Customer hereby accepts from CSG, a non-exclusive and non-transferable right to use CSG.web software product described in Section 2 below ("CSG.web") and in the designated environment described in Section 3 below (the "Designated Environment"), for the fees set forth in Schedule D and subject to the terms and
                                         ----------
conditions specified below and in the Master Agreement. Also for the fees set forth in Schedule D, Customer shall purchase the Facilities Management Services
         ----------
described in Exhibit L-1.

2. CSG.web. "CSG.web" means (i) the machine-readable object code version of the computer programs described in the Product Schedule attached hereto as Exhibit L-1, whether embedded on disc, tape or other media (the "Software"), which will be located at CSG's premises unless CSG and Customer execute an amendment to this Agreement that expressly provides otherwise; (ii) the published user manuals and documentation that CSG makes generally available for the Software (the "Documentation"), (iii) the fixes, updates, upgrades or new versions of the Software or Documentation that CSG may provide to Customer under this Schedule L
                                                                      ----------
(the "Enhancements") and (iv) any customization or addition to the Software, Documentation or Enhancements that CSG may provide pursuant to Schedule B
                                                               ----------
executed concurrently with this Schedule L (the "Customization"). Nothing in
                                ----------
this Schedule L will entitle Customer to receive the source code of the
     ----------
Software, in whole or in part.

3. Designated Environment. "Designated Environment" means the combination of the other computer programs and hardware equipment CSG specifies for use with the System as set forth in Exhibit L-1, or otherwise approved by CSG in writing for Customer's use with CSG.web. Customer may use CSG.web only in the Designated Environment and will be solely responsible for upgrading the Designated Environment to the specifications that CSG may provide from time to time. If Customer fails to do so, CSG will have no obligation to continue maintaining and supporting CSG.web. CSG shall certify the Designated Environment prior to the commencement of CSG's obligations under this Schedule L. Unless CSG has
                                             ----------
certified the Designated Environment, CSG shall have no obligation to perform under this Schedule L, including no obligation to maintain and support CSG.web.
           ----------
Any other use of CSG.web will require CSG's prior approval, and may be subject to additional charges. If Customer uses CSG.web via the Facilities Management Services described in Exhibit L-1 and as a result CSG does not provide Customer with any Software, the foregoing provisions regarding the Designated Environment will not be applicable.

4. Use. If, at any time during the term of this Schedule L (and as reflected by
                                                ----------
an executed amendment hereto), CSG.web is used by Customer other than pursuant to the facilities management arrangement contemplated hereby, Customer shall follow the restrictions set forth in this Section 5. Customer may use CSG.web only in the Designated Environment for the term set forth in Section 7, below, and only in and for providing a world wide web site for Customer. Customer will not use CSG.web to provide or create a world wide web site to or on behalf of any third parties. Customer will not install the Software, Enhancements, or Customization except on its own internal server located at its place of business. Except as otherwise mandated by applicable law, Customer may make only one back-up archival copy of the Software, Enhancements or


                                       1

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Customization. Customer will reproduce all confidentiality and proprietary notices on each of these copies and maintain an accurate record of the location of each of these copies. Customer will not otherwise copy, translate, modify, adapt, decompile, disassemble or reverse engineer CSG.web, except as and to the extent expressly authorized by applicable law.

5.  Maintenance And Support.

(a) Maintenance. Following expiration of the Warranty Period, CSG will provide
    -----------
Customer with phone support from Monday through Friday 8 a.m. to 5 p.m. (Central
Time) to advice, consult and assist with the use of the then-current version of CSG.web and diagnose and correct routine problems that Customer may encounter (the "Hot-Line Support"), and also publication updates and the fixes and updates that CSG may make generally available (the "Updates") for the fees set forth in Schedule D. Hot-Line Support and Updates do not include support any third party
----------
software.

(b) Customization. Customer acknowledges that the Updates may not operate with
    -------------
the Customization. At Customer's request, CSG may provide Customer with customization services to modify the Updates to operate with the Customization. CSG and Customer will establish the terms, conditions and charges under which CSG provides any such customization services in a Statement Of Work incorporated into Schedule B. In no event will any such customization services affect
     ----------
Customer's acceptance of CSG.web pursuant to this Schedule L.
                                                  ----------

(c) Limitation. The Updates or Enhancements will not include any upgrade or new
    ----------
version of CSG.web that CSG and its licensors decide, in their sole discretion, to make generally available as a separately priced item. This Section will not be interpreted to require CSG to (i) develop and release Updates or Enhancements or (ii) customize the Updates or Enhancements to satisfy Customers' particular requests. If an Update or Enhancement replaces the prior version of the System, Customer will promptly install the Update or Enhancement and destroy such prior version upon installing the Update or Enhancement. CSG will have no obligation to maintain and support CSG.web if Customer has modified CSG.web. At Customer's request, CSG will provide maintenance and support of CSG.web containing such Customer modifications at CSG's standard hourly rates and charges.

6. Term. This Schedule L shall be coterminous with the term set forth in Section
              ----------
16 of the Master Agreement.

Agreed and accepted this 31st day of March, 1999, by:

CSG SYSTEMS, INC. ("CSG")                 TCI CABLE MANAGEMENT CORPORATION
                                          ("Customer")


By:  /s/ Joseph T. Ruble                  By:  /s/ Scott D. Besselievre
   -----------------------------             --------------------------------

EXHIBIT L-1  PRODUCT SCHEDULE


                                       2

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                   Exhibit L-1

             Product Description and Facilities Management Services
             ------------------------------------------------------

1. Product Description. CSG.web is a web site on the Internet's World Wide Web which can be accessed by any user accessing the world wide web through any commercially available web browser. The user must enter the Uniform Resource Locator, URL, designated by the Client in order to access the web site.

CSG will supply Client with the URL associated with each of the following components so that the Client can incorporate any or all of these features into a current or newly created web site:

CSG.web contains multiple CSG customer management and billing software interface components:

      .     Display customer billing statement information

      . Pay balance via credit card using Netscape's Secure Sockets Layer (secure file is provided to Customer)

      .     Display scheduled pay per view movies and events

      .     Process pay per view movie and event orders

      . Display customers current services and pending PPV movies and events.

      .     Display channel lineup and premium services:

      .     Process service upgrade orders:

      . Web administration screens for minor CSG.web modifications maintained by Client for: Use and placement of graphical images; Use and placement of text and descriptions; URL and URL positioning; Background color selection; default work order settings; PPV movies of the month; services available for ordering on the web; and image management.

2.    Facilities Management Services.

 .     Manage the web server where the CSG.web customized pages reside

 .     Make the CSG.web customized pages available when accessed via links on
      Customer's web site.

 .     Manage the CSG.web CGI programs

 .     Manage the interface between CSG's web server and CSG's CCS billing system

3.    Designated Environment.

Notes: The following applies only in regards to the products actually licensed
-----
by Customer and may be subject to change as the specific hardware configuration cannot be completely identified and certified until after the business requirements of Customer are determined during the pre-install visit.



                                       3

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

The Support Services do not include support of any products if used outside the certified Designated Environment (i.e. other hardware, software, or other modifications have been introduced by Customer that are outside the certified Designated Environment). In such a case, CSG may agree to provide customized technical support for CSG's then-current fees for such services.

CSG.web is operated within a scalable 3 tier architecture partitioned to allow components to run on multiple servers. This allows Clients to run part of CSG.web on their web server. CSG.web CGI programs must be integrated into the clients web site running on their web server.

      . Clients Portion: Maintain a web site which contains some or all of CSG.web components running on a web server operated by the client at the clients location.

      . CSG's Portion: Maintain a back-end server accessible through the Internet through the Customer's web site for processing CSG customer management and billing software transactions.

Client must use the following hardware and software to operate CSG.web:

      . A server connected to the Internet running operating system AIX, or any other operating system approved by CSG.

      . Netscape Enterprise Commerce Plus server software version 1.0 or better.

      .     Firewall security platform approved by CSG, e.g. RSA Encryption
            Software.

NOTE: The above is subject to change. The specific hardware configuration cannot be completely identified and certified until after the business requirements of Customer are determined.


                                       4

        CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED
           EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL
            DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES